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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

John Chilton, Esq.

Sullivan & Worcester LLP 1666 K Street, NW Washington, D.C. 20006
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT September 30, 2018 (Unaudited)

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	November 1, 2018

Dear Shareholders,

Equity markets enjoyed surprisingly strong returns in the third quarter. The S&P 500 Index gained 7.71% and posted its best quarter in nearly five years. Year-to-date the S&P 500 Index finished the quarter up 10.56%. On another bullish note, the Nasdaq Composite Index gained 7.41% and was up for the ninth consecutive quarter.

Such impressive results flew in the face of many negative headlines. Indeed, there was plenty to worry investors in the third quarter. Trade war fears lingered alongside President Trump’s protectionist talk. Monetary policy continued to tighten as the Fed again raised interest rates. And, areas of the economy, such as autos and housing, showed evidence of slowing. Next up, we will have to contend with a midterm election cycle that is sure to be contentious and may result in the balance of power shifting in Congress.

Still, equities once again managed to climb the proverbial “wall of worry”. So what gives? Perhaps most perceive Trump’s trade barbs with China as bombast meant to secure a more favorable negotiating position. Recent agreements with Mexico and Canada do indeed suggest a resolution with China is more possible than headlines portray. Maybe rising interest rates are manageable given they remain low by historical standards and increases are accompanied by strong economic growth. And, maybe once the elections are over we will see the chicanery of partisan politics cool a bit (this one is doubtful but who knows). Interestingly, Barron’s recently noted the S&P 500 Index has not declined in the 12 months following midterm elections since 1946.

Above and beyond these considerations, however, is the health of the U.S. economy. GDP growth seems poised to reach almost 3% for 2018 versus 2.2% last year and only 1.6% in 2016. Meanwhile, unemployment sits near a record low at 3.9%, wage growth is strong and consumer confidence surged to nearly an 18-year high in August. This should bode well for consumer spending and make for robust holiday retail sales. One can certainly argue this economic expansion is long in the tooth and certain industries are showing signs of weakening. However, the consumer certainly appears healthy enough to power further gains.

We came into the year expecting more modest returns than what we witnessed from 2013-2017. Thus far, we have been pleasantly surprised by the market’s ongoing momentum. At 17.3x forward earnings estimates for the S&P 500 Index (just slightly above the 25 year average of 16.5x), we would continue to characterize the market as being fairly valued (i.e., not overvalued or undervalued). Robust economic growth is a plus but offset in part by the specter of rising interest rates. We continue to find attractive investment opportunities in our Funds, but still encourage investors to expect more moderate returns in the coming years.

Please see our Fund letters for discussion of specific ideas and investment themes. Thank you for your trust.

Davenport Core Fund (DAVPX)

The Core Fund posted strong performance during the quarter, returning 6.25%, and modestly lagged the S&P 500 Index’s 7.71% advance. The Core Fund is now up 8.03% year-to-date, versus the S&P 500 Index’s 10.56% advance. Industrials concerns Southwest Airlines (LUV) and Union Pacific (UNP) had great quarters for us, as did Marathon Petroleum (MPC), Visa (V) and Starbucks (SBUX). On the other side of the ledger, our aggregates companies Martin Marietta (MLM) and Vulcan (VMC) weighed on performance, as did brewer Anheuser-Busch InBev (BUD). While not quite keeping up with the S&P 500 Index’s torrid ascent, we are pleased the Fund was able to participate and capture the bulk of the market’s gains this quarter.

We added to MPC early in the quarter, when the shares had pulled back amidst general macro anxieties. The add proved timely, as MPC reported standout Q2 results and progressed on its merger with Andeavor, which was completed October 1 of this year. We are positive on this $30 billion deal as it gives MPC exposure to cheaper crude feedstocks from the Permian Basin and provides $1 billion+ of annual synergies. In addition to the deal, we think MPC is well positioned to benefit from new sulfur regulations on shipping fuel that are set to take effect in 2020. Finally, the company is fully integrating two refineries across the street from each other on the Gulf Coast, which should result in a world-class refining complex and a nice boost to earnings in 2021.

We sold our position in Glencore (GLNCY) during the quarter. While we remain attracted to the electric vehicle theme and appreciate the company’s cash generative asset base, this position did not work out for us. Shortly after our purchase, GLNCY ran into political difficulties in one of its key mining geographies, the Democratic Republic of the Congo. Onerous new taxes will bite into GLNCY’s new projects in the country. Even more importantly, the slowdown in the Chinese economy linked to ratcheting U.S. tariffs has taken the starch out of commodity prices. We retain meaningful exposure to global trade in the Fund and elected to part ways with GLNCY, in case the geopolitical situation worsens.

We initiated a new position in Electronic Arts (EA), a company closer to home. EA is the industry leader in the sports video games genre, offering games licensed from the NFL, NHL, FIFA, etc. Additionally, EA produces other successful franchises including Star Wars Battlefront, Battlefield, Titanfall, and The Sims. Many of the company’s gamers elect to purchase the new installment of FIFA or Madden every year, generating visibility into revenue. New products provide an opportunity to grow on top. In addition, the company is benefitting from a mix shift as more consumers download games directly from EA, cutting out the retailer and increasing margins. In-game purchases are another high-margin revenue opportunity. With the shares down off their highs and trading at a discount to peers, we liked adding exposure towards this long-term trend of increased gaming.

In sum, the Core Fund generated strong absolute performance in Q3, capturing the bulk of the S&P 500 Index’s gains. While we would not count on many quarters being this strong, we remain excited about the prospects for our Fund companies, including the new positions discussed above.

The following chart represents Davenport Core Fund (DAVPX) performance and the performance of the S&P 500 Index, the Core Fund’s primary benchmark, for the periods ended September 30, 2018.

	Q3 2018	YTD 2018	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* 1/15/98
Core Fund (DAVPX)	6.25%	8.03%	13.32%	13.80%	11.40%	10.78%	7.08%
S&P 500 Index**	7.71%	10.56%	17.91%	17.31%	13.95%	11.97%	7.57%

30-Day SEC Yield: 0.35%; Expense Ratio in current prospectus: 0.90%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index, and its returns are not indicative of the performance of any specific investment.

Recent Purchases

Electronic Arts, Inc. (EA) – Headquartered in Redwood City, CA, EA is a leading video game publisher and boasts a large array of owned and licensed console, mobile and PC games. We initiated a position in the company following a recent sell-off in the shares, which we attributed to a lack of forward-looking guidance from management.

Marathon Petroleum Corp. (MPC) – We took the opportunity to add to our position during the quarter, encouraged by a number of positive drivers which should enhance their base business, strong asset footprint and consistent execution.

Starbucks Corp. (SBUX) – We elected to add to the shares on weakness, as we remain attracted to this highly profitable, durable consumer franchise which has taken on a number of new sales initiatives.

Recent Sales

Glencore plc (GLNCY) – Given the amount of negative news flow in such a short period of time and GLNCY’s vulnerability to “trade wars,” we elected to exit the position.

Liberty SiriusXM Group (LSXMK) – Given the recent strong performance in the shares, increasing competitive pressures from streaming services and current valuation, we decided to take some profits and deploy the proceeds into names with greater growth prospects.

Davenport Value & Income Fund (DVIPX)

The Value & Income Fund enjoyed a strong third quarter, increasing 5.45% and bringing the year-to-date gain to 1.80%. The Fund was close to its benchmark in the quarter with the Russell 1000 Value Index increasing 5.70% (3.92% year-to-date). The S&P 500 Index increased 7.71% in the third quarter and is up 10.56% year-to-date.

For the quarter, our industrial stocks were the big winners as strong economic growth continued and raw material costs declined. Shares of Eaton (ETN), Delta Airlines (DAL), and Boeing (BA) were among our top contributors. CVS Health (CVS) was another standout performer as investors warmed to the company’s planned combination with Aetna (AET). Key detractors during the quarter included Anheuser-Busch InBev (BUD) and Synchrony Financial (SFY), the latter of which we sold. In the case of BUD, the strong U.S. dollar took a bite out of earnings as international markets represent nearly three-quarters of the business. Additionally, the currency headwind slowed the pace of debt paydown, raising additional concerns in the market. We continue to have a positive view on the stock as global beer volumes remain robust and significant synergies from the 2016 acquisition of SABMiller continue to be realized. While currency headwinds can impact near-term results, we believe these are transitory and that BUD has ample liquidity. We continue to think that BUD can grow earnings at a double-digit rate, which should drive solid capital appreciation in the shares along with a 3.8% dividend yield.

We initiated two new positions during the quarter in DXC Technology (DXC) and Las Vegas Sands (LVS). DXC is an information technology (IT) consulting firm with operations around the world. The company was formed in 2017 from a merger between Computer Sciences Corp. and HP’s Enterprise Consulting business. CEO Mike Lawrie turned around Computer Sciences (improving operating margins by 500 basis points) and presided over a 5x increase in the stock price. We expect him to repeat the playbook at DXC. The company is midway through a $2.3 billion cost-cutting program, which we think can drive earnings per share (EPS) to $10 in 2020. The stock currently trades at 10x earnings compared to peers at 14-15x. As DXC cuts costs and improves revenue growth, we think the stock can re-rate towards peers. DXC has a solid balance sheet with strong cash flow, and we expect the company to return meaningful cash to shareholders once the current restructuring program concludes.

LVS is a global casino operator and is a name we have owned in the past. The shares are down 25% from their highs as investors fear that macro factors negatively impacting China will weigh on LVS’s profits (60% of EBITDA is generated in Macau). We believe the stock is discounting a great deal of future uncertainty as it is currently trading at 10.5x EV/EBITDA, towards the low end of its historical trading range of 10-14x. LVS should be a beneficiary from long-term structural factors such as a rising middle class in China and shifting consumer preferences toward travel. The company generates significant cash flow, which allows it to pay a strong dividend (4.9% yield) and repurchase stock. We also think there are potential opportunities in new markets such as Japan, which formally legalized casino gambling this summer.

In summary, we were pleased with the strong results in the third quarter, especially with the continued outperformance of growth vs. value stocks. While we don’t know when this phenomenon will reverse, we expect it eventually will and have continued to take advantage of areas of the market where we see favorable risk/reward dynamics.

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the Russell 1000® Value Index, the Fund’s primary benchmark, and the S&P 500 and Lipper Equity Income Indices for the periods ended September 30, 2018.

	Q3 2018	YTD 2018	1 Year	3 Years*	5 Years*	Since Inception* 12/31/10
Value & Income Fund (DVIPX)	5.45%	1.80%	8.50%	12.91%	10.54%	12.29%
Russell 1000® Value Index**	5.70%	3.92%	9.45%	13.55%	10.72%	11.75%
S&P 500 Index**	7.71%	10.56%	17.91%	17.31%	13.95%	13.82%
Lipper Equity Income Index**	5.54%	4.67%	10.45%	13.62%	10.27%	11.02%

30-Day SEC Yield: 1.73%; Expense Ratio in the current prospectus: 0.89%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds in the Lipper Equity Income fund category. An investor cannot invest in an index, and its returns are not indicative of the performance of any specific investment.

Recent Purchases

Brookfield Asset Management, Inc. (BAM) – We added to this position during the quarter, believing the current share price offers an attractive entry point given the company’s fundraising momentum, NAV disconnect, and the hedge-like characteristics the shares offer in the event of a downturn.

Carnival Corp. (CCL) – We added to CCL during the quarter, as concerns around industry overcapacity, rising fuel costs and the approaching hurricane season weighed on the shares. We feel those concerns could be overblown and remain attracted to longer-term favorable demand demographics (aging baby boomers, increased travel and increasing demand from emerging markets).

Dominion Energy, Inc. (D) – While our sector exposure to utilities remains underweight, we elected to add to our position in D, seeing attractive total return potential if recent issues surrounding DM, the Atlantic Coast Pipeline and pending Scana deal are resolved.

DowDuPont, Inc. (DWDP) – We added to the position during the quarter, as the company continues to track toward its planned breakup in 2019 and shares remain significantly undervalued on a sum-of-the-parts basis.

DXC Technology Co. (DXC) – We initiated a position in DXC, who offers IT consulting, outsourcing, and support services across infrastructure, applications, and business processes. We view DXC as a value stock with the ability to implement a meaningful dividend after the current restructuring program concludes.

Fidelity National Financial, Inc. (FNF) – With the stock struggling year-to-date, we added to the shares during the quarter, believing the company should continue to benefit from a generally constructive backdrop in housing, its leverage to purchase transactions and several company-specific drivers.

Las Vegas Sands Corp. (LVS) – We initiated a position in this global casino operator during the quarter, attracted to long-term structural factors such as a rising middle class in China, increased domestic consumption, shifting consumer preferences toward travel and the recent legalization of casino gambling in Japan. Recent macro concerns surrounding emerging markets provided an attractive entry point in the shares.

Recent Sales

General Motors Co. (GM) – Despite improving profitability at GM and a nice dividend, we elected to sell our position, as we believe the overhang of declining global auto production will likely continue to weigh on the stock.

iShares MSCI European Financials ETF (EUFN) - As growth in Europe has slowed a bit, and several unforeseen events have increased the risk profile, we have decided to redeploy the capital into more timely situations.

Synchrony Financial (SYF) – Due to the recent loss of business with Walmart, Inc. and increasing concerns around other large accounts that are up for renewal over the next several years, we believe the risk profile of the stock has increased and elected to sell our position.

Davenport Equity Opportunities Fund (DEOPX)

The Equity Opportunities Fund enjoyed a gain of 4.99% during the third quarter, roughly matching the 5.00% advance of the Russell Mid Cap Index. Year-to-date, the Fund is up 4.70% relative to the 7.46% gain for the Russell Mid Cap Index.

For the second quarter in a row, auto parts retailer O’Reilly Automotive (ORLY) was a lead contributor to results. This stock has continued to charge higher amid strong same-store sales growth, expanding margins and aggressive buybacks. Recently, we elected to trim the position back with the valuation looking more reasonable. Another key contributor was Sherwin Williams (SHW), where company-specific factors such as strong organic growth, synergies from the Valspar deal and the prospect for more aggressive capital return have allowed the shares to set new highs despite negative investor sentiment related to the housing/construction cycle. Two names that have failed to escape housing/construction related woes included American Woodmark (AMWD) and Martin Marietta Materials (MLM). The former responded to a slowdown in housing data surrounding mortgage applications and existing home sales over the summer months. While we acknowledge signs of slowing home purchases, we believe these issues are primarily related to a lack of inventory and that demand concerns seem overblown. In fact, we note that housing starts are up mid-single-digits year-to-date and that company guidance for core revenue growth has actually increased this year. As such, we added to the position and remain confident in the health of the company’s core business and its opportunity to unlock significant earnings power from its recent acquisition of RSI Home Products.

We added to our position in Brookfield Asset Management (BAM), a proven capital allocator that currently seems overlooked. BAM is a leading global alternative asset manager, and one of the largest investors in what the company refers to as “real assets.” BAM’s primary areas of focus include real estate, infrastructure, renewable power, and private equity. The company invests in these areas through listed issuers (BPY, BIP, BEP, and BBU), private funds and parent company capital. With a contrarian mindset and intense focus on shareholder returns, CEO Bruce Flatt and his team have grown AUM from $14 billion to $287 billion over the last 20 years, and the share price has compounded at an annualized clip of 19% (including dividends) over that same period. Despite strong momentum in third-party fundraising efforts, an inflection in the cash generation of the asset management franchise and record levels of liquidity, the stock is down modestly this year. We feel this has resulted in a significant disconnect between the price of the stock and the intrinsic value of the business.

More recently, we attended BAM’s investor day in New York. While the long-term framework for value creation has not changed, we came away with a better appreciation of the impending cash generation of the asset management franchise. CEO Bruce Flatt conveyed the company’s belief that its current structure is sufficient to facilitate its strategic plan for the next decade (i.e., no need for expansion into new asset classes, geographies or business structures). Essentially, the company has spent the last several decades laying the groundwork for cash generation and is now ready to reap the rewards. Whereas we find the nearly $2 billion in free cash the franchise plans to generate this year to be compelling, management sees that more than doubling over the next five years. Furthermore, the company anticipates roughly $60 billion in cumulative cash generation over the next 10 years, which is more than the market cap today. While the company’s target of $118 per share in 2023 equity value (a ~24% compounded annual return) will require investors to value fee stream from the private funds business more favorably than they have in the past, we still believe the numbers are compelling even if management falls a little short of the long-term target.

To sum it all up, we feel good about both the timeliness and quality of the Fund. Further, we feel our emphasis on solid franchises run by proven capital allocators could work well in a world where rising interest rates may make capital a bit more scarce.

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap® Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2018.

	Q3 2018	YTD 2018	1 Year	3 Years*	5 Years*	Since Inception* 12/31/10
Equity Opportunities Fund (DEOPX)	4.99%	4.70%	8.55%	11.07%	9.58%	12.24%
Russell Midcap® Index**	5.00%	7.46%	13.98%	14.52%	11.65%	12.50%
S&P 500 Index**	7.71%	10.56%	17.91%	17.31%	13.95%	13.82%

Expense Ratio in the current prospectus: 0.92%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000®. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index, and its returns are not indicative of the performance of any specific investment.

Recent Purchases

American Woodmark Corp. (AMWD) – We elected to add to our position on weakness during the quarter, as shares of AMWD continue to fight negative sentiment surrounding housing. With the RSI integration well underway, core growth acceleration, margin expansion and continued delevering of the balance sheet, we believe patience will be rewarded in this high-quality growth stock.

Brookfield Asset Management, Inc. (BAM) – After a period of shares trading sideways, we believe BAM should be poised for another leg of upside, and thus added to our position during the quarter. We believe BAM could be differentiated in a weaker market environment and its liquidity position enhances the company’s ability to take advantage of investment opportunities.

Liberty Broadband Corp. (LBRDK) – We added to the stock on weakness during the quarter, as the market seemed to overreact to disappointing subscriber numbers from cable concern Charter Communications Inc., a trend that should abate over the next year as the integration of Time Warner Cable and Brighthouse progresses.

Recent Sales

Live Nation Entertainment, Inc. (LYV) – While we remain encouraged by the health of the core concert business and overall momentum, we chipped our position following strong quarterly earnings and positive movement in the stock, deploying proceeds into a situation we feel has a better risk/reward profile.

O’Reilly Automotive, Inc. (ORLY) – We decided to chip our position in ORLY on two occasions during the quarter, as shares have rallied strongly from our purchase last year. While we like the combination of strong same-store sales growth, expanding margins and aggressive buybacks, we believe these positives are becoming more accurately reflected in the stock.

Davenport Small Cap Focus Fund (DSCPX)

The Davenport Small Cap Focus Fund was up 0.37% for the third quarter versus the 3.58% gain for the Russell 2000 Index. For the year, the Fund is up 2.62%, relative to the 11.51% gain for the index.

Unfortunately, trends that plagued prior quarters’ relative results continued in the third quarter. Industrial/housing related names, as well as holdings in the transportation sector, continued to struggle amid fears of peaking cyclical conditions. These headwinds, coupled with an underweight stance in more momentum-oriented sectors such as Technology and Health Care, combined to weigh on relative returns. Fortunately, we did benefit from the solid performance of a few names that we added to during periods of weakness. The best example of this is Cable One (CABO), which was the strategy’s top performer during the period. As a reminder, we were adding to this position earlier in the year when the sector was extremely out of favor. Since then, the stock has gone on to make new highs, and we have elected to trim the position. Billboard company Lamar Advertising (LAMR) is another example of a down and out stock we added to earlier in the year that has gone on to make new highs.

More recently, we have been adding to our position in Diamond Hill Asset Management (DHIL). We’ve made DHIL a top position after a meaningful decline for the stock. As a reminder, DHIL manages $25 billion and has a market cap of $580 million. At the end of the quarter, the stock traded for less than 10x what we think the company can earn this year. This looks even cheaper when considering that the company has no debt and roughly $60/share of cash and investments. Insiders own nearly 20% of the company and the Board recently approved a $50 million buyback that should support the stock. Furthermore, the company is likely to pay a meaningful special dividend before year-end, which combined with the buyback could result in cash returned to shareholders representing nearly 15% of the current market cap. While we can’t say when investors will wake up to this sleepy value story (the stock has no analyst coverage), we feel the shares are extremely cheap at current levels.

We initiated a new position in WW, Inc. (WTW) during the quarter. Formerly known as Weight Watchers International, WTW is a global wellness company with the world’s leading weight management program. We are excited for the long-term growth prospects of this company as it continues to add subscribers and evolve its offering towards everyday wellness as opposed to just weight management. With Oprah Winfrey as a top shareholder and leading spokesperson, we expect the company to achieve its goal of 5 million subscribers in 2020 (up from 3.2 million at the end of 2017) while also driving retention and engagement through further adoption of its mobile app. The powerful combination of more users, longer retention and a scalable mobile platform should result in above-average earnings growth and improving returns on capital through the end of the decade.

In sum, we believe the strategy is timely and remain confident that recent actions continue to plant the seeds for future returns. While our value bias has been a headwind, we think market dynamics will change at some point. As always, we thank you for your trust and patience and look forward to reporting back to you at year end.

The following chart represents Davenport Small Cap Focus Fund (DSCPX) performance and the performance of the Russell 2000® Index, the Small Cap Focus Fund’s primary benchmark, for the periods ended September 30, 2018.

	Q3 2018	YTD 2018	1 Year	3 Years*	Since Inception* 12/31/14
Small Cap Focus Fund (DSCPX)	0.37%	2.62%	8.56%	15.96%	9.75%
Russell 2000® Index**	3.58%	11.51%	15.24%	17.12%	11.08%

30-Day SEC Yield: 0.06%; Expense Ratio in the current prospectus: 1.06%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. An investor cannot invest in an index, and its returns are not indicative of the performance of any specific investment.

Davenport Balanced Income Fund (DBALX)

The Davenport Balanced Income Fund increased 3.64% in the third quarter, lagging the 5.70% increase for the Russell 1000 Value Index and the 7.71% increase for the S&P 500 Index. The Fund outpaced the return of the blended 60% Russell 1000 Value Index/ 40% Bloomberg Barclays Intermediate Government Credit Index of 3.49% during the quarter. Year-to-date DBALX is trailing all three benchmarks at 0.32% compared to 3.92% for the Russell 1000 Value Index, 10.56% for the S&P 500 Index and 2.10% for the blended 60/40 Index.

Health Care was our top contributing sector in the third quarter as investors rewarded the stocks following stronger than expected earnings. CVS Health Corp. (CVS), Johnson & Johnson (JNJ), and Merck & Co. (MRK) were three of the top four contributors to overall performance. Anheuser-Busch InBev (BUD) was our biggest detractor, as U.S. results disappointed and increased volatility in international markets pressured earnings.

During the quarter, we initiated a position in DXC Technology (DXC), a provider of global IT services. We believe DXC offers a compelling value story lead by CEO Mike Lawrie, a CEO with a history of simplifying operations and increasing efficiencies. The company returns ample cash to shareholders through buybacks and is expected to grow its dividend meaningfully over the next several years. The stock currently trades at 10x earnings compared to peers at 14-15x. We also added to our position in Brookfield Asset Management (BAM), a global alternative asset manager with a focus on real estate, renewable power, infrastructure, and private equity. With limited future investment needed to grow the scale and scope of the franchise, we look forward to a period of significant cash generation for the company’s asset management business. In fact, management expects free cash flow to more than double over the next five years as the asset class grows and its private funds business scales. We feel the shares fail to reflect this inflection and note that management has recently initiated a meaningful share repurchase program in response to the discrepancy in the share price relative to their view of intrinsic value.

The fixed income market continued to stabilize in Q3 slowly eating away at the losses incurred earlier in the year. The yield on the 2-year Treasury rose 29bps, while rates on the 10-year Treasury and the 30-year Treasury rose 20bps (3.06%) and 22bps (3.20%) respectively. Even in the face of continually rising Treasury yields, the income component of the market was able to eke out a positive return on the quarter. The Bloomberg Barclays Intermediate Government/

Credit Bond Index returned 0.21% in Q3 bringing its year-to-date return to -0.76%. Floating rate notes continue to be a bright spot in the market, as the Bloomberg Barclays US FRN <5yr Index returned 0.77% in Q3 and 1.97% year-to-date.

The bond allocation of the Balanced Fund consists of 39 high-quality bonds across nine sectors with the top allocations to Consumer Discretionary at 29%, Financials at 18% and Energy at 16%. The credit quality of the portfolio remains high (A-/A3) and has an effective maturity of 3.63 years and a duration of 2.62 years. Similar to the first half of 2018, we continue to be defensive by trading up in credit quality and decreasing our duration. During the quarter, we exited our Ford position due to deteriorating credit fundamentals and sold Apple as its spread had tightened substantially. With these proceeds, we increased our positions in Goldman Sachs and Morgan Stanley floaters. As rates have risen this quarter, we started opportunistically buying fixed and floating rate U.S. Treasuries up to 7% of the bond allocation. We also increased our floating rate exposure to 38.5%. Floaters continue to be our top performing positions year-to-date and quarter-to-date. The income levels for the floating rate notes change quarterly based on the level of 3 month LIBOR (London Inter-bank Offered Rate). This rate ended Q3 at 2.32%, and we still feel comfortable with this trade, as LIBOR should increase as the Fed continues to raise the Fed Funds rate.

We are very pleased with our performance during the quarter relative to the blended benchmark and continue to see value in a balanced approach in a market with many negative headlines surrounding trade negotiations, rising interest rates, and mid-term elections. We believe our allocation to value-based equities and defensive positioning in fixed income may provide a volatility buffer in the near future while focusing on current income and long-term capital appreciation.

The following chart represents Davenport Balanced Income Fund (DBALX) performance and performance of the Fund’s primary benchmark, the Russell 1000® Value Index, along with the Morningstar US OE Allocation 50-70% Index and the blended 60% Russell 1000® Value Index / 40% Bloomberg Barclays Intermediate Government /Credit Bond Index for the period ended September 30, 2018.

	Q3 2018	YTD 2018	1 Year	Since Inception* 12/31/15
Balanced Income Fund (DBALX)	3.64%	0.32%	4.21%	7.39%
Russell 1000® Value**	5.70%	3.92%	9.45%	12.60%
Morningstar US OE Allocation 50-70% Equity**	3.16%	3.03%	6.53%	8.54%
60% Russell 1000® Value/40% BBIGC	3.49%	2.10%	5.26%	8.04%

30-Day SEC Yield: 1.68% Expense Ratio in the current prospectus: 1.13%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**

The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar US OE Allocation 50-70% Equity Index is composed of funds which seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposure between 50% and 70%. The blended 60% Russell 1000 Value/40% Bloomberg Barclay’s Intermediate Government/Credit (BBIGC) Index is included as an additional comparative index because it is representative of a balanced portfolio consisting of 60% equity and 40% fixed income securities. The BBIGC measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate rate securities. Intermediate maturity bonds include bonds with maturities of 1 to 9.999 years. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

Davenport Core Fund and the Standard & Poor’s 500® Index

	Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	5 Years	10 Years
Davenport Core Fund(a)	13.32%	11.40%	10.78%
Standard & Poor’s 500® Index	17.91%	13.95%	11.97%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Value & Income Fund, the Russell 1000® Value Index
and the Lipper Equity Income Index

	Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	5 Years	Since Inception(b)
Davenport Value & Income Fund(a)	8.50%	10.54%	12.29%
Russell 1000® Value Index	9.45%	10.72%	11.75%
Lipper Equity Income Index	10.45%	10.27%	11.02%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2010.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Equity Opportunities Fund and the Russell Midcap® Index

	Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	5 Years	Since Inception(b)
Davenport Equity Opportunities Fund(a)	8.55%	9.58%	12.24%
Russell Midcap® Index	13.98%	11.65%	12.50%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2010.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Small Cap Focus Fund and the Russell 2000® Index

	Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	3 Years	Since Inception(b)
Davenport Small Cap Focus Fund(a)	8.56%	15.96%	9.75%
Russell 2000® Index	15.24%	17.12%	11.08%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Davenport Balanced
Income Fund, the Russell 1000® Value Index, a Blended 60% Russell 1000® Value
Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index
and the Morningstar US OE Allocation — 50% to 70% Equity

	Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	Since Inception(b)
Davenport Balanced Income Fund(a)	4.21%	7.39%
Russell 1000® Value Index	9.45%	12.60%
Blended 60% Russell 1000® Value Index / 40% Bloomberg Barclays Intermediate Government/Credit Bond Index	5.26%	8.04%
Morningstar US OE Allocation - 50% to 70% Equity	6.53%	8.54%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Sector Allocation vs. the Standard & Poor’s 500® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Visa, Inc. - Class A	3.5%
Markel Corporation	3.4%
Berkshire Hathaway, Inc. - Class B	3.3%
Adobe Systems, Inc.	3.2%
Brookfield Asset Management, Inc. - Class A	3.1%
Accenture plc - Class A	2.9%
American Tower Corporation	2.8%
Danaher Corporation	2.7%
Capital One Financial Corporation	2.6%
Johnson & Johnson	2.6%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Sector Allocation vs. the Russell 1000® Value Index

Top Ten Equity Holdings

Security Description	% of Net Assets
JPMorgan Chase & Company	3.1%
Fidelity National Financial, Inc.	3.1%
Johnson & Johnson	3.0%
Brookfield Asset Management, Inc. - Class A	3.0%
Markel Corporation	2.9%
Microsoft Corporation	2.9%
Royal Dutch Shell plc - Class B - ADR	2.7%
CVS Health Corporation	2.7%
Citigroup, Inc.	2.6%
Cisco Systems, Inc.	2.6%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Brookfield Asset Management, Inc. - Class A	6.4%
American Tower Corporation	5.6%
WABCO Holdings, Inc.	5.4%
CarMax, Inc.	5.0%
Sherwin-Williams Company (The)	4.9%
Live Nation Entertainment, Inc.	4.8%
Autodesk, Inc.	4.6%
Markel Corporation	4.5%
DISH Network Corporation - Class A	4.4%
Capital One Financial Corporation	4.3%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Sector Allocation vs. the Russell 2000® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
American Woodmark Corporation	4.3%
Diamond Hill Investment Group, Inc.	3.5%
Knight-Swift Transportation Holdings, Inc.	3.4%
Trupanion, Inc.	3.2%
Kinsale Capital Group, Inc.	3.2%
WABCO Holdings, Inc.	3.1%
Eldorado Resorts, Inc.	3.1%
Lamar Advertising Company - Class A	3.0%
Monarch Casino & Resort, Inc.	2.9%
Black Knight, Inc.	2.8%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	1.7%
Johnson & Johnson	1.7%
Brookfield Asset Management, Inc. - Class A	1.7%
Fidelity National Financial, Inc.	1.7%
Markel Corporation	1.6%
Microsoft Corporation	1.6%
Royal Dutch Shell plc - Class B - ADR	1.5%
Citigroup, Inc.	1.4%
CVS Health Corporation	1.4%
Cisco Systems, Inc.	1.4%

Equity Sector Concentration vs. the Russell 1000 Value Index (60.1% of Net Assets)

Bond Portfolio (36.4% of Net Assets)
Number of Fixed-Income Securities	39
Average Quality	A3
Effective Maturity (years)	3.6
Average Effective Duration (years)	2.6

Credit Quality	Composite Quality
AAA	7.3%
AA	3.2%
A	48.9%
BBB	37.2%
Ba	3.4%

Sector Breakdown	% of Bond Portfolio
Consumer Discretionary	4.4%
Consumer Staples	17.4%
Energy	12.5%
Financials	25.3%
Health Care	10.8%
Industrials	8.1%
Information Technology	4.3%
Materials	2.5%
Telecommunication Services	4.2%
Utilities	3.2%
U.S. Treasury	7.3%

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 95.1%	Shares	Value
Consumer Discretionary — 11.5%
Amazon.com, Inc. (a)	5,958	$11,933,874
CarMax, Inc. (a)	148,968	11,123,441
Home Depot, Inc. (The)	39,686	8,220,955
Liberty Broadband Corporation - Series C (a)	99,725	8,406,817
NIKE, Inc. - Class B	115,837	9,813,711
Starbucks Corporation	173,060	9,836,730
		59,335,528
Consumer Staples — 7.4%
Anheuser-Busch InBev S.A./N.V. - ADR	77,649	6,799,723
Mondelēz International, Inc. - Class A	146,710	6,302,662
Monster Beverage Corporation (a)	144,825	8,440,401
Nestlé S.A. - ADR	117,457	9,772,422
PepsiCo, Inc.	58,966	6,592,399
		37,907,607
Energy — 5.3%
Chevron Corporation	66,037	8,075,004
Marathon Petroleum Corporation	143,498	11,475,535
Schlumberger Ltd.	123,015	7,494,074
		27,044,613
Financials — 18.5%
Berkshire Hathaway, Inc. - Class B (a)	78,192	16,741,689
Brookfield Asset Management, Inc. - Class A	354,654	15,792,743
Capital One Financial Corporation	143,229	13,596,729
Citigroup, Inc.	182,362	13,082,650
CME Group, Inc.	49,857	8,486,160
JPMorgan Chase & Company	88,652	10,003,492
Markel Corporation (a)	14,638	17,397,116
		95,100,579
Health Care — 8.6%
Becton, Dickinson and Company	31,810	8,302,410
Danaher Corporation	128,757	13,990,735
Johnson & Johnson	94,987	13,124,354
Merck & Company, Inc.	123,720	8,776,697
		44,194,196
Industrials — 10.0%
FedEx Corporation	53,698	12,929,941
General Dynamics Corporation	39,439	8,073,952
Honeywell International, Inc.	47,637	7,926,797
Southwest Airlines Company	153,531	9,588,011
Union Pacific Corporation	79,079	12,876,434
		51,395,135

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.1% (Continued)	Shares	Value
Information Technology — 24.4%
Accenture plc - Class A	88,461	$15,056,062
Adobe Systems, Inc. (a)	61,279	16,542,266
Alibaba Group Holding Ltd. - ADR (a)	38,627	6,364,185
Alphabet, Inc. - Class A (a)	7,625	9,203,985
Alphabet, Inc. - Class C (a)	6,677	7,968,799
Apple, Inc.	40,822	9,215,158
Broadcom, Inc.	28,036	6,917,322
Electronic Arts, Inc. (a)	59,280	7,142,647
Facebook, Inc. - Class A (a)	49,977	8,219,218
Mastercard, Inc. - Class A	55,275	12,304,768
Microsoft Corporation	72,892	8,336,658
Visa, Inc. - Class A	120,858	18,139,577
		125,410,645
Materials — 6.6%
Ecolab, Inc.	62,069	9,731,178
Martin Marietta Materials, Inc.	38,301	6,968,867
Sherwin-Williams Company (The)	24,691	11,239,590
Vulcan Materials Company	56,195	6,248,884
		34,188,519
Real Estate — 2.8%
American Tower Corporation	100,937	14,666,146

Total Common Stocks (Cost $303,865,419)		$489,242,968

EXCHANGE-TRADED FUNDS — 1.3%	Shares	Value
iShares U.S. Home Construction ETF (Cost $5,566,529)	195,909	$6,923,424

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 1.96% (b) (Cost $7,526,819)	7,526,819	$7,526,819

Total Investments at Value — 97.9% (Cost $316,958,767)		$503,693,211

Other Assets in Excess of Liabilities — 2.1%		10,705,654

Net Assets — 100.0%		$514,398,865

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2018.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 96.4%	Shares	Value
Consumer Discretionary — 4.3%
Carnival Corporation	205,680	$13,116,214
Comcast Corporation - Class A	269,125	9,529,716
Las Vegas Sands Corporation	111,115	6,592,453
		29,238,383
Consumer Staples — 9.4%
Altria Group, Inc.	120,541	7,269,828
Anheuser-Busch InBev S.A./N.V. - ADR	157,460	13,788,772
Diageo plc - ADR	90,780	12,860,803
Mondelēz International, Inc. - Class A	246,890	10,606,394
PepsiCo, Inc.	96,805	10,822,799
Philip Morris International, Inc.	111,620	9,101,495
		64,450,091
Energy — 10.8%
Chevron Corporation	68,366	8,359,794
Enbridge, Inc.	301,622	9,739,374
Exxon Mobil Corporation	85,975	7,309,595
Marathon Petroleum Corporation	169,430	13,549,317
Occidental Petroleum Corporation	204,105	16,771,308
Royal Dutch Shell plc - Class B - ADR	260,545	18,480,457
		74,209,845
Financials — 20.3%
Brookfield Asset Management, Inc. - Class A	467,865	20,834,029
Capital One Financial Corporation	180,355	17,121,100
Citigroup, Inc.	252,780	18,134,437
Fairfax Financial Holdings Ltd.	26,755	14,528,401
Fidelity National Financial, Inc.	532,110	20,938,529
Invesco Ltd.	300,250	6,869,720
JPMorgan Chase & Company	186,385	21,031,683
Markel Corporation (a)	16,890	20,073,596
		139,531,495
Health Care — 12.4%
Bristol-Myers Squibb Company	288,780	17,927,462
CVS Health Corporation	232,380	18,292,954
Johnson & Johnson	151,165	20,886,468
Medtronic plc	122,070	12,008,026
Merck & Company, Inc.	227,735	16,155,521
		85,270,431
Industrials — 12.7%
3M Company	43,445	9,154,296
Boeing Company (The)	36,075	13,416,293
Delta Air Lines, Inc.	248,415	14,365,839
Eaton Corporation plc	171,192	14,847,482
Illinois Tool Works, Inc.	60,510	8,539,171

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.4% (Continued)	Shares	Value
Industrials — 12.7% (Continued)
United Parcel Service, Inc. - Class B	93,520	$10,918,460
Watsco, Inc.	87,250	15,539,225
		86,780,766
Information Technology — 9.0%
Cisco Systems, Inc.	369,930	17,997,095
DXC Technology Company	116,345	10,880,584
Microsoft Corporation	172,493	19,728,024
TE Connectivity Ltd.	145,775	12,817,996
		61,423,699
Materials — 5.6%
DowDuPont, Inc.	198,370	12,757,175
Nutrien Ltd.	206,776	11,930,975
PPG Industries, Inc.	122,945	13,416,988
		38,105,138
Real Estate — 8.2%
Crown Castle International Corporation	94,335	10,502,315
Equity LifeStyle Properties, Inc.	101,180	9,758,811
Gaming and Leisure Properties, Inc.	269,164	9,488,031
Lamar Advertising Company - Class A	189,120	14,713,536
W.P. Carey, Inc.	181,794	11,691,172
		56,153,865
Telecommunication Services — 1.4%
Verizon Communications, Inc.	183,215	9,781,849

Utilities — 2.3%
Dominion Energy, Inc.	225,465	15,845,680

Total Common Stocks (Cost $521,446,873)		$660,791,242

MONEY MARKET FUNDS — 3.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 1.96% (b) (Cost $24,111,719)	24,111,719	$24,111,719

Total Investments at Value — 99.9% (Cost $545,558,592)		$684,902,961

Other Assets in Excess of Liabilities — 0.1%		620,179

Net Assets — 100.0%		$685,523,140

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2018.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 99.2%	Shares	Value
Consumer Discretionary — 23.9%
CarMax, Inc. (a)	273,120	$20,393,870
DISH Network Corporation - Class A (a)	505,910	18,091,342
Dollar Tree, Inc. (a)	161,681	13,185,085
Liberty Broadband Corporation - Series C (a)	175,550	14,798,865
Live Nation Entertainment, Inc. (a)	357,529	19,474,605
O'Reilly Automotive, Inc. (a)	33,006	11,463,644
		97,407,411
Consumer Staples — 2.2%
Church & Dwight Company, Inc.	148,120	8,793,884

Financials — 23.2%
Brookfield Asset Management, Inc. - Class A	581,227	25,882,038
Capital One Financial Corporation	185,179	17,579,043
Cboe Global Markets, Inc.	69,925	6,710,003
Fairfax Financial Holdings Ltd.	27,928	15,165,359
Fidelity National Financial, Inc.	272,035	10,704,577
Markel Corporation (a)	15,482	18,400,202
		94,441,222
Health Care — 3.6%
Zoetis, Inc.	160,105	14,659,214

Industrials — 18.0%
American Woodmark Corporation (a)	144,420	11,329,749
Colfax Corporation (a)	285,101	10,280,742
Genesee & Wyoming, Inc. - Class A (a)	105,560	9,604,905
WABCO Holdings, Inc. (a)	187,700	22,137,338
Watsco, Inc.	50,820	9,051,042
Xylem, Inc.	134,960	10,779,255
		73,183,031
Information Technology — 13.5%
Autodesk, Inc. (a)	120,535	18,816,719
Black Knight, Inc. (a)	210,005	10,909,760
Intuit, Inc.	64,599	14,689,813
MercadoLibre, Inc.	31,056	10,573,636
		54,989,928
Materials — 9.2%
Martin Marietta Materials, Inc.	94,887	17,264,690
Sherwin-Williams Company (The)	44,090	20,070,209
		37,334,899
Real Estate — 5.6%
American Tower Corporation	158,260	22,995,178

Total Common Stocks (Cost $305,488,672)		$403,804,767

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 1.96% (b) (Cost $3,654,480)	3,654,480	$3,654,480

Total Investments at Value — 100.1% (Cost $309,143,152)		$407,459,247

Liabilities in Excess of Other Assets — (0.1%)		(431,920)

Net Assets — 100.0%		$407,027,327

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2018.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 94.0%	Shares	Value
Consumer Discretionary — 17.6%
Cable One, Inc.	5,038	$4,451,627
Drive Shack, Inc. (a)	317,437	1,891,925
Eldorado Resorts, Inc. (a)	102,889	5,000,405
Live Nation Entertainment, Inc. (a)	66,859	3,641,810
Monarch Casino & Resort, Inc. (a)	103,993	4,726,482
Pool Corporation	20,461	3,414,532
Red Rock Resorts, Inc. - Class A	121,090	3,227,048
Weight Watchers International, Inc. (a)	30,000	2,159,700
		28,513,529
Consumer Staples — 2.2%
Seaboard Corporation	968	3,591,319

Energy — 1.7%
Alliance Resource Partners, L.P.	57,309	1,169,104
CONSOL Coal Resources, L.P.	90,800	1,629,860
		2,798,964
Financials — 12.0%
Cohen & Steers, Inc.	103,350	4,197,043
Diamond Hill Investment Group, Inc.	34,394	5,688,424
Kinsale Capital Group, Inc.	81,151	5,182,303
TowneBank	140,268	4,327,268
		19,395,038
Health Care — 10.3%
Aratana Therapeutics, Inc. (a)	634,038	3,702,782
Heska Corporation (a)	39,483	4,473,819
Teladoc Health, Inc. (a)	38,273	3,304,873
Trupanion, Inc. (a)	145,562	5,200,930
		16,682,404
Industrials — 28.0%
American Woodmark Corporation (a)	89,091	6,989,189
Builders FirstSource, Inc. (a)	300,886	4,417,007
Casella Waste Systems, Inc. - Class A (a)	129,921	4,035,346
Evoqua Water Technologies Corporation (a)	227,641	4,047,457
Genesee & Wyoming, Inc. - Class A (a)	37,504	3,412,489
Knight-Swift Transportation Holdings, Inc.	160,975	5,550,418
Marten Transport Ltd.	193,736	4,078,143
SiteOne Landscape Supply, Inc. (a)	52,842	3,981,116
WABCO Holdings, Inc. (a)	42,611	5,025,541
Watsco, Inc.	20,593	3,667,613
		45,204,319
Information Technology — 7.3%
Black Knight, Inc. (a)	88,267	4,585,471
Etsy, Inc. (a)	64,369	3,307,279

DAVENPORT SMALL CAP FOCUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.0% (Continued)	Shares	Value
Information Technology — 7.3% (Continued)
QIWI plc - ADR (a)	147,891	$1,947,724
Silicon Motion Technology Corporation - ADR	37,118	1,993,237
		11,833,711
Materials — 5.5%
MAG Silver Corporation (a)	429,950	3,486,895
NewMarket Corporation	8,641	3,504,012
Summit Materials, Inc. - Class A (a)	102,595	1,865,177
		8,856,084
Real Estate — 7.1%
Brookfield Property Partners, L.P.	139,133	2,906,488
Brookfield Property REIT, Inc. - Class A	20,000	418,600
FRP Holdings, Inc. (a)	50,556	3,139,528
Lamar Advertising Company - Class A	63,300	4,924,740
		11,389,356
Telecommunication Services — 2.3%
Shenandoah Telecommunications Company	94,790	3,673,112

Total Common Stocks (Cost $133,288,311)		$151,937,836

MONEY MARKET FUNDS — 6.0%	Shares	Value
First American Treasury Obligations Fund - Class Z, 1.96% (b) (Cost $9,639,358)	9,639,358	$9,639,358

Total Investments at Value — 100.0% (Cost $142,927,669)		$161,577,194

Liabilities in Excess of Other Assets — (0.0%) (c)		(3,603)

Net Assets — 100.0%		$161,573,591

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2018.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 60.1%	Shares	Value
Consumer Discretionary — 2.3%
Carnival Corporation	22,600	$1,441,202
Comcast Corporation - Class A	30,145	1,067,434
Las Vegas Sands Corporation	12,390	735,099
		3,243,735
Consumer Staples — 5.8%
Altria Group, Inc.	13,535	816,296
Anheuser-Busch InBev S.A./N.V. - ADR	17,635	1,544,297
Diageo plc - ADR	10,165	1,440,076
Mondelēz International, Inc. - Class A	27,740	1,191,710
PepsiCo, Inc.	10,855	1,213,589
Philip Morris International, Inc.	12,505	1,019,658
Universal Corporation	13,900	903,500
		8,129,126
Energy — 6.6%
Chevron Corporation	7,660	936,665
Enbridge, Inc.	33,748	1,089,723
Exxon Mobil Corporation	9,655	820,868
Marathon Petroleum Corporation	19,005	1,519,830
MPLX, L.P.	29,600	1,026,528
Occidental Petroleum Corporation	22,885	1,880,460
Royal Dutch Shell plc - Class B - ADR	29,225	2,072,929
		9,347,003
Financials — 13.9%
Blackstone Group, L.P. (The)	38,315	1,459,035
Brookfield Asset Management, Inc. - Class A	52,500	2,337,825
Capital One Financial Corporation	20,175	1,915,213
Citigroup, Inc.	28,355	2,034,188
Cohen & Steers, Inc.	27,700	1,124,897
Fairfax Financial Holdings Ltd.	2,975	1,615,473
Fidelity National Financial, Inc.	59,125	2,326,569
Invesco Ltd.	39,230	897,582
JPMorgan Chase & Company	20,920	2,360,613
Markel Corporation (a)	1,897	2,254,566
MetLife, Inc.	27,170	1,269,382
		19,595,343
Health Care — 6.7%
Bristol-Myers Squibb Company	31,695	1,967,626
CVS Health Corporation	25,770	2,028,614
Johnson & Johnson	16,965	2,344,054
Medtronic plc	13,690	1,346,685
Merck & Company, Inc.	25,535	1,811,453
		9,498,432

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 60.1% (Continued)	Shares	Value
Industrials — 6.9%
3M Company	4,875	$1,027,211
Boeing Company (The)	4,050	1,506,195
Delta Air Lines, Inc.	27,840	1,609,987
Eaton Corporation plc	19,150	1,660,879
Illinois Tool Works, Inc.	6,780	956,794
United Parcel Service, Inc. - Class B	10,460	1,221,205
Watsco, Inc.	9,685	1,724,899
		9,707,170
Information Technology — 4.9%
Cisco Systems, Inc.	41,495	2,018,732
DXC Technology Company	12,900	1,206,408
Microsoft Corporation	19,350	2,213,060
TE Connectivity Ltd.	16,110	1,416,552
		6,854,752
Materials — 3.0%
DowDuPont, Inc.	21,740	1,398,099
Nutrien Ltd.	23,197	1,338,467
PPG Industries, Inc.	13,785	1,504,357
		4,240,923
Real Estate — 6.2%
Brookfield Property Partners, L.P.	61,170	1,277,841
Crown Castle International Corporation	10,460	1,164,512
Equity LifeStyle Properties, Inc.	11,340	1,093,743
Gaming and Leisure Properties, Inc.	30,190	1,064,198
Lamar Advertising Company - Class A	21,220	1,650,916
Tanger Factory Outlet Centers, Inc.	54,585	1,248,905
W.P. Carey, Inc.	20,400	1,311,924
		8,812,039
Telecommunication Services — 0.8%
Verizon Communications, Inc.	20,560	1,097,698

Utilities — 3.0%
Brookfield Infrastructure Partners, L.P.	29,840	1,190,019
Brookfield Renewable Partners, L.P.	36,650	1,108,296
Dominion Energy, Inc.	26,770	1,881,396
		4,179,711

Total Common Stocks (Cost $75,156,397)		$84,705,932

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 20.6%	Par Value	Value
Consumer Discretionary — 1.6%
Amazon.com, Inc., 3.30%, due 12/05/2021	$1,750,000	$1,754,368
Home Depot, Inc. (The), 4.40%, due 04/01/2021	500,000	514,421
		2,268,789
Consumer Staples — 5.4%
Altria Group, Inc., 4.75%, due 05/05/2021	1,500,000	1,550,637
Anheuser-Busch InBev S.A./N.V., 3.30%, due 02/01/2023	1,750,000	1,730,162
J.M. Smucker Company (The), 3.50%, due 10/15/2021	1,500,000	1,508,355
PepsiCo, Inc., 2.75%, due 03/05/2022	1,200,000	1,182,797
Sysco Corporation, 2.60%, due 10/01/2020	1,700,000	1,678,821
		7,650,772
Energy — 3.3%
Boardwalk Pipelines, L.P., 4.45%, due 07/15/2027	1,250,000	1,200,696
MPLX, L.P., 4.125%, due 03/01/2027	1,750,000	1,704,523
Occidental Petroleum Corporation — 3.50%, due 06/15/2025	1,750,000	1,736,462
		4,641,681
Financials — 2.1%
BlackRock, Inc., 3.50%, due 03/18/2024	1,150,000	1,152,639
General Motors Financial Company, 5.25%, due 03/01/2026	1,750,000	1,793,252
		2,945,891
Health Care — 2.1%
AbbVie, Inc., 2.50%, due 05/14/2020	1,300,000	1,285,431
Becton Dickinson & Company, 3.25%, due 11/12/2020	1,750,000	1,744,110
		3,029,541
Industrials — 2.9%
Deere & Company, 4.375%, due 10/16/2019	500,000	507,658
General Dynamics Corporation, 3.375%, due 05/15/2023	1,750,000	1,749,626
General Electric Capital Corporation, 4.65%, due 10/17/2021	1,000,000	1,032,581
United Technologies Corporation, 4.50%, due 04/15/2020	850,000	867,109
		4,156,974
Information Technology — 1.1%
Oracle Corporation, 3.625%, due 07/15/2023	1,500,000	1,516,587

Telecommunication Services — 0.9%
Verizon Communications, Inc.,
3.00%, due 11/1/2021	500,000	495,039
3.50%, due 11/1/2021	700,000	702,551
		1,197,590
Utilities — 1.2%
Southern Company (The), 3.25%, due 07/01/2026	1,750,000	1,632,141

Total Fixed Rate Corporate Bonds (Cost $29,915,179)		$29,039,966

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
VARIABLE RATE CORPORATE BONDS (b) — 13.1%	Par Value	Value
Consumer Staples — 0.9%
Campbell Soup Company, 2.964% (3MO LIBOR + 63), due 03/15/2021	$1,250,000	$1,249,941

Energy — 1.2%
ConocoPhillips Company, 3.214% (3MO LIBOR + 90), due 05/15/2022	1,750,000	1,783,599

Financials — 7.1%
American Express Credit Corporation, 3.121% (3MO LIBOR + 78), due 11/05/2018	1,250,000	1,250,368
BP Capital Markets plc, 2.989% (3MO LIBOR + 65), due 09/19/2022	1,750,000	1,777,195
Goldman Sachs Group, Inc., 3.484% (3MO LIBOR + 117), due 11/15/2021	2,000,000	2,022,850
JPMorgan Chase & Company, 3.801% (3MO LIBOR + 148), due 03/01/2021	1,500,000	1,539,805
Morgan Stanley, 3.119% (3MO LIBOR + 80), due 02/14/2020	2,000,000	2,004,719
Toronto-Dominion Bank (The), 3.187% (3MO LIBOR + 84), due 01/22/2019	500,000	501,276
Wells Fargo & Company, 3.327% (3MO LIBOR + 101), due 12/07/2020	929,000	942,307
		10,038,520
Health Care — 1.8%
Amgen, Inc., 2.910% (3MO LIBOR + 60), due 05/22/2019	1,500,000	1,505,107
CVS Health Corporation, 2.957% (3MO LIBOR + 63), due 03/09/2020	1,015,000	1,020,225
		2,525,332
Information Technology — 0.5%
Cisco Systems, Inc., 2.678% (3MO LIBOR + 34), due 09/20/2019	670,000	671,956

Materials — 0.9%
Vulcan Materials Company, 2.971% (3MO LIBOR + 65), due 03/01/2021	1,275,000	1,279,699

Telecommunication Services — 0.7%
AT&T, Inc., 3.316% (3MO LIBOR + 93), due 06/30/2020	950,000	959,465

Total Variable Rate Corporate Bonds (Cost $18,466,055)		$18,508,512

DAVENPORT BALANCED INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
U.S. TREASURY OBLIGATIONS — 2.7%	Par Value	Value
U.S. Treasury Notes
2.192% (3MO TMMR), due 1/31/2020 (b)	$1,250,000	$1,249,950
2.75%, due 6/30/2025	1,250,000	1,229,932
2.875%, due 8/15/2028	1,285,000	1,265,223
Total U.S. Treasury Obligations (Cost $3,769,946)		$3,745,105

MONEY MARKET FUNDS — 3.1%	Shares	Value
First American Treasury Obligations Fund - Class Z, 1.96% (c) (Cost $4,405,652)	4,405,652	$4,405,652

Total Investments at Value — 99.6% (Cost $131,713,229)		$140,405,167

Other Assets in Excess of Liabilities — 0.4%		522,274

Net Assets — 100.0%		$140,927,441

ADR - American Depositary Receipt.

LIBOR - London Interbank Offered Rate.

TMMR - U.S. Treasury Bill Rate.

(a)	Non-income producing security.

(b)

Variable rate securities. Interest rate resets periodically. The rate shown is the effective rate as of September 30, 2018. The reference rate and spread (in basis points) are indicated parenthetically.

(c)	The rate shown is the 7-day effective yield as of September 30, 2018.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2018 (Unaudited)
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At cost	$316,958,767	$545,558,592	$309,143,152
At value (Note 2)	$503,693,211	$684,902,961	$407,459,247
Cash	10,649,671	—	—
Receivable for capital shares sold	92,465	142,501	28,665
Dividends receivable	407,085	1,292,316	205,461
Other assets	21,742	24,677	21,451
TOTAL ASSETS	514,864,174	686,362,455	407,714,824

LIABILITIES
Payable for capital shares redeemed	92,201	347,130	385,154
Accrued investment advisory fees (Note 4)	316,257	423,102	253,923
Payable to administrator (Note 4)	47,750	58,200	41,800
Other accrued expenses	9,101	10,883	6,620
TOTAL LIABILITIES	465,309	839,315	687,497

NET ASSETS	$514,398,865	$685,523,140	$407,027,327

Net assets consist of:
Paid-in capital	$324,580,253	$540,134,937	$298,112,172
Accumulated earnings	189,818,612	145,388,203	108,915,155
Net assets	$514,398,865	$685,523,140	$407,027,327

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	21,274,037	39,828,662	21,509,598

Net asset value, offering price and redemption price per share (Note 2)	$24.18	$17.21	$18.92

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES (Continued) September 30, 2018 (Unaudited)
	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
ASSETS
Investments in securities:
At cost	$142,927,669	$131,713,229
At value (Note 2)	$161,577,194	$140,405,167
Cash	—	13,683
Receivable for capital shares sold	61,797	99,252
Receivable for investment securities sold	24,930	—
Dividends and interest receivable	91,853	568,506
Other assets	17,222	18,088
TOTAL ASSETS	161,772,996	141,104,696

LIABILITIES
Payable for capital shares redeemed	72,947	69,718
Accrued investment advisory fees (Note 4)	100,177	86,575
Payable to administrator (Note 4)	18,600	15,700
Other accrued expenses	7,681	5,262
TOTAL LIABILITIES	199,405	177,255

NET ASSETS	$161,573,591	$140,927,441

Net assets consist of:
Paid-in capital	$140,536,485	$132,349,674
Accumulated earnings	21,037,106	8,577,767
Net assets	$161,573,591	$140,927,441

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	11,851,101	12,237,024

Net asset value, offering price and redemption price per share (Note 2)	$13.63	$11.52

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2018 (Unaudited)
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$3,642,785	$10,449,153	$1,504,054
Foreign withholding taxes on dividends	(157,894)	(110,955)	(24,949)
TOTAL INVESTMENT INCOME	3,484,891	10,338,198	1,479,105

EXPENSES
Investment advisory fees (Note 4)	1,839,654	2,499,960	1,524,034
Administration fees (Note 4)	267,024	329,447	240,128
Registration and filing fees	18,289	17,800	15,375
Custodian and bank service fees	15,692	21,086	13,842
Compliance service fees (Note 4)	13,715	17,869	11,748
Professional fees	12,032	12,032	12,032
Printing of shareholder reports	6,739	8,352	7,185
Trustees’ fees and expenses (Note 4)	6,384	6,384	6,384
Insurance expense	5,071	6,944	4,452
Postage and supplies	4,801	5,798	5,201
Other expenses	4,979	4,823	3,630
TOTAL EXPENSES	2,194,380	2,930,495	1,844,011

NET INVESTMENT INCOME (LOSS)	1,290,511	7,407,703	(364,906)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	3,092,897	5,854,753	13,262,154
Foreign currency transactions (Note 2)	—	(3,297)	—
Net change in unrealized appreciation (depreciation) on investments	38,099,081	23,414,732	13,131,073
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	41,191,978	29,266,188	26,393,227

NET INCREASE IN NET ASSETS FROM OPERATIONS	$42,482,489	$36,673,891	$26,028,321

See accompanying notes to financial statements.

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS (Continued) Six Months Ended September 30, 2018 (Unaudited)
	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
INVESTMENT INCOME
Dividends	$784,524	$1,446,385
Foreign withholding taxes on dividends	(4,733)	(17,200)
Interest	—	690,313
TOTAL INVESTMENT INCOME	779,791	2,119,498

EXPENSES
Investment advisory fees (Note 4)	538,999	505,769
Administration fees (Note 4)	97,006	84,634
Registration and filing fees	18,155	14,103
Professional fees	12,032	12,782
Trustees’ fees and expenses (Note 4)	6,384	6,384
Custodian and bank service fees	7,413	5,303
Compliance service fees (Note 4)	5,614	5,363
Printing of shareholder reports	4,068	3,712
Postage and supplies	2,866	1,929
Insurance expense	1,570	1,694
Other expenses	3,102	7,231
TOTAL EXPENSES	697,209	648,904

NET INVESTMENT INCOME	82,582	1,470,594

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	2,176,053	(618,741)
Foreign currency transactions (Note 2)	—	(356)
Net change in unrealized appreciation (depreciation) on investments	4,676,571	4,300,322
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	6,852,624	3,681,225

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,935,206	$5,151,819

See accompanying notes to financial statements.

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$1,290,511	$1,827,935
Net realized gains from investment transactions	3,092,897	18,131,241
Net change in unrealized appreciation (depreciation) on investments	38,099,081	26,314,576
Net increase in net assets from operations	42,482,489	46,273,752

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(16,964,876)	(11,016,319)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	20,955,214	51,436,059
Net asset value of shares issued in reinvestment of distributions to shareholders	16,318,845	10,570,642
Payments for shares redeemed	(13,312,202)	(31,776,792)
Net increase in net assets from capital share transactions	23,961,857	30,229,909

TOTAL INCREASE IN NET ASSETS	49,479,470	65,487,342

NET ASSETS
Beginning of period	464,919,395	399,432,053
End of period	$514,398,865	$464,919,395

CAPITAL SHARE ACTIVITY
Shares sold	891,017	2,301,979
Shares reinvested	699,407	483,529
Shares redeemed	(568,017)	(1,417,821)
Net increase in shares outstanding	1,022,407	1,367,687
Shares outstanding at beginning of period	20,251,630	18,883,943
Shares outstanding at end of period	21,274,037	20,251,630

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, distributions to shareholders consisted of $2,062,810 from net investment income and $8,953,509 from net realized gains from investment transactions. As of March 31, 2018, distributions in excess of net investment income was ($17,861).

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$7,407,703	$11,090,576
Net realized gains (losses) from:
Investments	5,854,753	25,670,551
Foreign currency transactions	(3,297)	(3,074)
Net change in unrealized appreciation (depreciation) on investments	23,414,732	23,552,203
Net increase in net assets from operations	36,673,891	60,310,256

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(22,387,676)	(29,581,135)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	30,458,881	78,456,849
Net asset value of shares issued in reinvestment of distributions to shareholders	20,808,176	27,437,503
Payments for shares redeemed	(28,485,953)	(50,163,072)
Net increase in net assets from capital share transactions	22,781,104	55,731,280

TOTAL INCREASE IN NET ASSETS	37,067,319	86,460,401

NET ASSETS
Beginning of period	648,455,821	561,995,420
End of period	$685,523,140	$648,455,821

CAPITAL SHARE ACTIVITY
Shares sold	1,799,059	4,644,008
Shares reinvested	1,233,063	1,628,277
Shares redeemed	(1,680,595)	(2,982,055)
Net increase in shares outstanding	1,351,527	3,290,230
Shares outstanding at beginning of period	38,477,135	35,186,905
Shares outstanding at end of period	39,828,662	38,477,135

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, distributions to shareholders consisted of $10,955,224 from net investment income and $18,625,911 from net realized gains from investment transactions. As of March 31, 2018, undistributed net investment income was $239,145.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment loss	$(364,906)	$(893,587)
Net realized gains from investment transactions	13,262,154	6,190,759
Net change in unrealized appreciation (depreciation) on investments	13,131,073	41,890,913
Net increase in net assets from operations	26,028,321	47,188,085

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,957,170	40,397,057
Payments for shares redeemed	(30,417,917)	(39,879,119)
Net increase (decrease) in net assets from capital share transactions	(18,460,747)	517,938

TOTAL INCREASE IN NET ASSETS	7,567,574	47,706,023

NET ASSETS
Beginning of period	399,459,753	351,753,730
End of period	$407,027,327	$399,459,753

CAPITAL SHARE ACTIVITY
Shares sold	660,483	2,345,472
Shares redeemed	(1,649,374)	(2,332,638)
Net increase (decrease) in shares outstanding	(988,891)	12,834
Shares outstanding at beginning of period	22,498,489	22,485,655
Shares outstanding at end of period	21,509,598	22,498,489

(a)	As of March 31, 2018, accumulated net investment loss was ($222,138).

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$82,582	$244,366
Net realized gains from investment transactions	2,176,053	2,987,414
Net change in unrealized appreciation (depreciation) on investments	4,676,571	4,792,699
Net increase in net assets from operations	6,935,206	8,024,479

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,596,549)	(2,522,386)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	43,101,690	39,158,303
Net asset value of shares issued in reinvestment of distributions to shareholders	1,556,576	2,449,992
Payments for shares redeemed	(4,662,062)	(5,818,002)
Net increase in net assets from capital share transactions	39,996,204	35,790,293

TOTAL INCREASE IN NET ASSETS	45,334,861	41,292,386

NET ASSETS
Beginning of period	116,238,730	74,946,344
End of period	$161,573,591	$116,238,730

CAPITAL SHARE ACTIVITY
Shares sold	3,146,864	3,026,417
Shares reinvested	112,388	191,961
Shares redeemed	(345,786)	(458,935)
Net increase in shares outstanding	2,913,466	2,759,443
Shares outstanding at beginning of period	8,937,635	6,178,192
Shares outstanding at end of period	11,851,101	8,937,635

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, distributions to shareholder consisted of $2,522,386 from net realized gains from investment transactions. As of March 31, 2018, undistributed net investment income was $239,015.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$1,470,594	$2,014,933
Net realized gains (losses) from:
Investments	(618,741)	1,426,553
Foreign currency transactions	(356)	(313)
Net change in unrealized appreciation (depreciation) on investments	4,300,322	729,395
Net increase in net assets from operations	5,151,819	4,170,568

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,314,304)	(2,585,244)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,742,553	53,925,631
Net asset value of shares issued in reinvestment of distributions to shareholders	2,178,315	2,427,962
Payments for shares redeemed	(8,098,592)	(12,089,899)
Net increase in net assets from capital share transactions	8,822,276	44,263,694

TOTAL INCREASE IN NET ASSETS	11,659,791	45,849,018

NET ASSETS
Beginning of period	129,267,650	83,418,632
End of period	$140,927,441	$129,267,650

CAPITAL SHARE ACTIVITY
Shares sold	1,295,878	4,740,739
Shares reinvested	191,242	213,171
Shares redeemed	(713,850)	(1,063,184)
Net increase in shares outstanding	773,270	3,890,726
Shares outstanding at beginning of period	11,463,754	7,573,028
Shares outstanding at end of period	12,237,024	11,463,754

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, distributions to shareholders consisted of $1,619,327 from net investment income and $965,917 from net realized gains from net investment transactions. As of March 31, 2018, undistributed net investment income was $475,747.

See accompanying notes to financial statements.

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2018 (Unaudited)		2018	2017	2016	2015	2014
Net asset value at beginning of period	$22.96		$21.15	$18.78	$20.02	$19.30	$16.75

Income (loss) from investment operations:
Net investment income	0.06		0.09	0.11	0.11	0.10	0.12
Net realized and unrealized gains (losses) on investments	1.99		2.29	2.92	(0.56)	2.20	3.39
Total from investment operations	2.05		2.38	3.03	(0.45)	2.30	3.51

Less distributions:
Dividends from net investment income	(0.06)		(0.11)	(0.10)	(0.11)	(0.10)	(0.12)
Distributions from net realized gains	(0.77)		(0.46)	(0.56)	(0.68)	(1.48)	(0.84)
Total distributions	(0.83)		(0.57)	(0.66)	(0.79)	(1.58)	(0.96)

Net asset value at end of period	$24.18		$22.96	$21.15	$18.78	$20.02	$19.30

Total return (a)	9.07	%(b)	11.38%	16.56%	(2.39%)	12.42%	21.32%

Net assets at end of period (000’s)	$514,399		$464,919	$399,432	$337,229	$330,687	$281,231

Ratio of total expenses to average net assets	0.89	%(c)	0.90%	0.90%	0.92%	0.93%	0.94%

Ratio of net investment income to average net assets	0.53	%(c)	0.41%	0.56%	0.56%	0.49%	0.64%

Portfolio turnover rate	8	%(b)	22%	23%	23%	21%	29%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2018 (Unaudited)		2018	2017	2016	2015	2014
Net asset value at beginning of period	$16.85		$15.97	$14.40	$15.46	$14.71	$13.18

Income (loss) from investment operations:
Net investment income	0.19		0.30	0.30	0.29	0.25	0.30
Net realized and unrealized gains (losses) on investments and foreign currencies	0.75		1.39	1.64	(0.36)	1.45	2.04
Total from investment operations	0.94		1.69	1.94	(0.07)	1.70	2.34

Less distributions:
Dividends from net investment income	(0.19)		(0.30)	(0.31)	(0.29)	(0.25)	(0.29)
Distributions from net realized gains	(0.39)		(0.51)	(0.06)	(0.70)	(0.70)	(0.52)
Total distributions	(0.58)		(0.81)	(0.37)	(0.99)	(0.95)	(0.81)

Net asset value at end of period	$17.21		$16.85	$15.97	$14.40	$15.46	$14.71

Total return (a)	5.65	%(b)	10.67%	13.60%	(0.46%)	11.92%	18.25%

Net assets at end of period (000’s)	$685,523		$648,456	$561,995	$450,447	$407,777	$304,288

Ratio of total expenses to average net assets	0.88	%(c)	0.88%	0.89%	0.91%	0.92%	0.94%

Ratio of net investment income to average net assets	2.22	%(c)	1.79%	1.96%	2.03%	1.66%	2.22%

Portfolio turnover rate	11	%(b)	22%	26%	25%	23%	32%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2018 (Unaudited)		2018	2017		2016	2015	2014
Net asset value at beginning of period	$17.75		$15.64	$14.73		$16.61	$15.91	$13.86

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	0.00	(a)	0.00 (a)	0.04	0.24
Net realized and unrealized gains (losses) on investments	1.19		2.15	1.10		(1.14)	2.42	2.65
Total from investment operations	1.17		2.11	1.10		(1.14)	2.46	2.89

Less distributions:
Dividends from net investment income	—		—	—		(0.01)	(0.26)	(0.02)
Distributions from net realized gains	—		—	(0.19)		(0.73)	(1.50)	(0.82)
Total distributions	—		—	(0.19)		(0.74)	(1.76)	(0.84)

Net asset value at end of period	$18.92		$17.75	$15.64		$14.73	$16.61	$15.91

Total return (b)	6.59	%(c)	13.49%	7.57%		(7.07%)	16.67%	21.57%

Net assets at end of period (000’s)	$407,027		$399,460	$351,754		$316,788	$277,703	$174,489

Ratio of total expenses to average net assets	0.91	%(d)	0.91%	0.92%		0.93%	0.96%	0.97%

Ratio of net investment income (loss) to average net assets	(0.18	%)(d)	(0.23%)	0.00	%(e)	0.02%	0.33%	1.96%

Portfolio turnover rate	9	%(c)	21%	23%		29%	31%	49%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015 (a)
Net asset value at beginning of period	$13.01		$12.13	$9.34	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	(b)	0.02	0.02	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	0.76		1.22	2.77	(1.07)	0.42
Total from investment operations	0.76		1.24	2.79	(1.06)	0.41

Less distributions:
Distributions from net realized gains	(0.14)		(0.36)	—	(0.01)	—

Net asset value at end of period	$13.63		$13.01	$12.13	$9.34	$10.41

Total return (c)	5.86	%(d)	10.28%	29.87%	(10.19%)	4.10	%(d)

Net assets at end of period (000’s)	$161,574		$116,239	$74,946	$39,636	$31,291

Ratio of net expenses to average net assets	0.97	%(e)	1.00%	1.06%	1.15%	1.25	%(e)(f)

Ratio of net investment income (loss) to average net assets	0.11	%(e)	0.26%	0.09%	0.14%	(0.30	%)(e)(g)

Portfolio turnover rate	18	%(d)	48%	37%	48%	15	%(d)

(a)	Represents the period from commencement of operations (December 31, 2014) through March 31, 2015.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)	Absent advisory fee reductions, the ratio of total expenses to average net assets would have been 1.42%(d) for the period ended March 31, 2015.

(g)	Ratio was determined after advisory fee reductions.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2018 (Unaudited)		Year Ended March 31, 2018	Year Ended March 31, 2017		Period Ended March 31, 2016 (a)
Net asset value at beginning of period	$11.28		$11.02	$10.27		$10.00

Income from investment operations:
Net investment income	0.12		0.20	0.14		0.03
Net realized and unrealized gains on investments and foreign currencies	0.31		0.33	0.74		0.26
Total from investment operations	0.43		0.53	0.88		0.29

Less distributions:
Dividends from net investment income	(0.12)		(0.17)	(0.13)		(0.02)
Distributions from net realized gains	(0.07)		(0.10)	—		—
Total distributions	(0.19)		(0.27)	(0.13)		(0.02)

Net asset value at end of period	$11.52		$11.28	$11.02		$10.27

Total return (b)	3.89	%(c)	4.81%	8.59%		2.90	%(c)

Net assets at end of period (000’s)	$140,927		$129,268	$83,419		$17,885

Ratio of net expenses to average net assets	0.96	%(e)	0.97%	1.13	%(d)	1.25	%(e)(f)

Ratio of net investment income to average net assets	2.18	%(e)	1.85%	1.55%		1.65	%(e)(g)

Portfolio turnover rate	14	%(c)	23%	16%		7	%(c)

(a)	Represents the period from commencement of operations (December 31, 2015) through March 31, 2016.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent advisory fee reductions and expense reimbursements recouped by the Adviser, the ratio of net expenses to average net assets would have been 1.08% for the year ended March 31, 2017.

(e)	Annualized.

(f)	Absent advisory fee reductions and expense reimbursements, the ratio of total expenses to average net assets would have been 2.25%(d) for the period ended March 31, 2016 (Note 4).

(g)	Ratio was determined after advisory fee reductions and expense reimbursements.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long term growth.

Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund is classified as a non-diversified fund.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in the SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with GAAP.

New accounting pronouncement — On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted. Management is evaluating what, if any, impact the adoption of ASU 2018-13 will have on the Funds’ financial statements.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, other than ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including corporate bonds and U.S. Treasury obligations, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$489,242,968	$—	$—	$489,242,968
Exchange-Traded Funds	6,923,424	—	—	6,923,424
Money Market Funds	7,526,819	—	—	7,526,819
Total	$503,693,211	$—	$—	$503,693,211

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$660,791,242	$—	$—	$660,791,242
Money Market Funds	24,111,719	—	—	24,111,719
Total	$684,902,961	$—	$—	$684,902,961

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$403,804,767	$—	$—	$403,804,767
Money Market Funds	3,654,480	—	—	3,654,480
Total	$407,459,247	$—	$—	$407,459,247

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$151,937,836	$—	$—	$151,937,836
Money Market Funds	9,639,358	—	—	9,639,358
Total	$161,577,194	$—	$—	$161,577,194

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$84,705,932	$—	$—	$84,705,932
Fixed Rate Corporate Bonds	—	29,039,966	—	29,039,966
Variable Rate Corporate Bonds	—	18,508,512	—	18,508,512
U.S. Treasury Obligations	—	3,745,105	—	3,745,105
Money Market Funds	4,405,652	—	—	4,405,652
Total	$89,111,584	$51,293,583	$—	$140,405,167

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. As of September 30, 2018, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2018. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Foreign currency translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities are amortized using the interest method. Dividend income is recorded on the ex-dividend date. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. These amounts are recorded once the issuers provide information about the actual composition of the distributions. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2018 and March 31, 2018 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	09/30/18	$1,269,206	$15,695,670	$16,964,876
	03/31/18	$2,062,810	$8,953,509	$11,016,319
Davenport Value & Income Fund	09/30/18	$7,847,001	$14,540,675	$22,387,676
	03/31/18	$10,955,224	$18,625,911	$29,581,135
Davenport Small Cap Focus Fund	09/30/18	$—	$1,596,549	$1,596,549
	03/31/18	$—	$2,522,386	$2,522,386
Davenport Balanced Income Fund	09/30/18	$1,710,883	$603,421	$2,314,304
	03/31/18	$1,967,387	$617,857	$2,585,244

Davenport Equity Opportunities Fund did not pay any distributions to shareholders during the periods ended September 30, 2018 and March 31, 2018.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2018:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$316,971,245	$545,558,592	$309,143,827
Gross unrealized appreciation	$194,741,282	$151,718,425	$111,216,592
Gross unrealized depreciation	(8,019,316)	(12,374,056)	(12,901,172)
Net unrealized appreciation	186,721,966	139,344,369	98,315,420
Capital loss carryforwards	—	—	(1,759,717)
Accumulated ordinary income (loss)	3,444	190,480	(587,044)
Accumulated capital and other gains	3,093,202	5,853,354	12,946,496
Accumulated earnings	$189,818,612	$145,388,203	$108,915,155

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Cost of portfolio investments	$142,659,422	$131,431,182
Gross unrealized appreciation	$27,440,628	$11,905,334
Gross unrealized depreciation	(8,522,856)	(2,931,349)
Net unrealized appreciation	18,917,772	8,973,985
Accumulated ordinary income	53,350	222,544
Accumulated capital and other gains (losses)	2,065,984	(618,762)
Accumulated earnings	$21,037,106	$8,577,767

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund, except Davenport Value & Income Fund, is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on publicly traded partnerships and passive foreign investment companies.

As of March 31, 2018, Davenport Equity Opportunities Fund had a short-term capital loss carryforward of $1,457,453 and a long-term capital loss carryforward of $302,264 for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for each Fund for the current and all applicable open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2018:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Purchases of investment securities	$37,832,762	$69,452,941	$35,732,983
Proceeds from sales and maturities of investment securities	$35,664,166	$71,993,960	$46,456,679

	Davenport Small Cap Focus Fund	Davenport Balanced Income Fund
Purchases of investment securities	$61,158,330	$20,152,641
Proceeds from sales and maturities of investment securities	$24,283,705	$17,780,472

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

A significant portion of the Funds’ investment trades are executed through an affiliated broker-dealer of the Adviser. No commissions are paid by the Funds to the Adviser or the affiliate for these trades.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair);

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of such fees along with the other series of the Trust.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2018, Davenport Small Cap Focus Fund had 28.0% of the value of its net assets invested in common stocks within the Industrials sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 and held through September 30, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expense Ratio(a)	Expenses Paid During Period(b)
Davenport Core Fund
Based on Actual Fund Return	$1,000.00	$1,090.70	0.89%	$4.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,056.50	0.88%	$4.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.66	0.88%	$4.46
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,065.90	0.91%	$4.71
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.51	0.91%	$4.61
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,058.60	0.97%	$5.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.97%	$4.91
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$1,038.90	0.96%	$4.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.26	0.96%	$4.86

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
George L. Smith, III, Vice President

One James Center

901 East Cary Street

Richmond, VA 23219

Davenport & Company LLC

Member: NYSE ● SIPC

Toll Free: (800) 846-6666

www.investdavenport.com

FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund Semi-Annual Report September 30, 2018 (Unaudited) No-Load Funds

i

Letter to Shareholders	November 9, 2018

We are pleased to report on your Funds and their investments for the six-month period ended September 30, 2018, and to provide some additional information since we last communicated with you.

Economic and Market Update

Equity markets heated up during the summer, carrying that momentum through the end of this semi-annual period. Broad stock market indexes, including the Dow Jones Industrials Average and the S&P 500, recently set record high closing levels. Stocks continue to move in synch with improving GDP growth and, in particular, earnings growth, which accelerated significantly following last year’s tax cut.

Economically, many of the trends visible all year continued through September. Lower corporate and individual tax rates along with reduced government regulations have combined to spur consumer and business confidence, helping to propel GDP growth to higher levels. Employment numbers are strong, and consumer spending has been robust. Most economists have pointed to trade issues and a generally toxic political environment as the biggest ongoing risks to the economy.

Looking forward, we continue to see a very positive economic environment, but headwinds are building on the horizon that bear monitoring. Inflation, while not showing up significantly in reported numbers just yet, is a potential negative. Higher input costs due to the imposition of new tariffs may work their way into prices in the coming quarters. Unemployment remains very low, near all-time low levels at under 4% and it is certainly indicative of a tightening labor market. Typically, one would expect to see noticeable inflationary wage gains with unemployment so low, but wage growth numbers remain rather modest. Monetary policy is becoming less accommodative. The Federal Reserve’s Open Market Committee moved to increase the fed funds rate to an effective rate of 2.25% at its September meeting and, while holding the rate steady at its November meeting, indicated that more increases are planned through 2019. Geopolitical tensions with Iran, North Korea, and China continue to foster uncertainty, with additional tariffs against China potentially coming soon. China would naturally retaliate, creating difficult conditions for consumers in both nations. If this happens, we would anticipate productive trade negotiations would follow. Now that the mid-term elections have been held and political power in Washington is divided, investors can be more focused on economic fundamentals. The rate of growth of earnings for many companies may be peaking as the positive effect of tax cuts flow through income statements, however we believe the absolute increase in earnings will continue for some time.

Factoring in all of the above, we are likely in the later stages of the economic cycle. The difficulty is knowing how long this cycle will last. GDP growth is still very strong. Companies are doing a nice job managing their businesses in this environment, giving us confidence that they will continue to generate earnings growth, albeit at a slower pace than witnessed last year. Valuations are reasonable given current growth rates and the level of interest rates. We expect equity returns to remain positive but with more volatility and periodic corrections, which would hopefully provide opportunities to add some attractively valued companies to the Funds.

FBP Equity & Dividend Plus Fund Review

The FBP Equity & Dividend Plus Fund returned 9.77% for the semi-annual period and 13.25% for the annual period ended September 30, 2018. The S&P 500 Index returned 11.41% and 17.91%, while the Russell 1000 Value Index returned 6.95% and 9.45% over the same periods. The Fund was invested 93.1% equity and 6.9% cash as of September 30, 2018.

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Performance for the Fund for the period was broad-based with all sectors providing positive returns; however, Health Care was particularly strong. Eli Lilly and Merck led the way for that sector. Consumer Discretionary and Telecommunication Services were also strong. Target and CenturyLink were the better performers in those sectors. Laggards were Materials and Financials, whose shares were affected generally by a lack of loan growth. The Fund’s two weakest stocks were Ford, depressed over concerns of future economic growth, and General Electric, dealing with a host of problems including a new management team. During the period, the Fund reduced shares of several strong performers including ConocoPhillips, Kohl’s, Occidental Petroleum and Target. The Fund completely sold its holdings of Rio Tinto, Intel, and LyondellBasell through covered call option exercises. The Fund added new positions in Hershey Company, Dominion Energy, DowDuPont and Broadcom after those stocks experienced price weakness. Hershey is one of the world’s largest confectioners with a stellar brand name. In addition to favorable valuation, the stock pays an attractive dividend, and we believe the company can increase its payout over time. Dominion Energy, a diversified electric utility, has an above-average dividend yield and we believe it will increase its dividend at rates higher than the typical utility company over the next few years. Dow and Dupont merged in 2017 with plans to combine, restructure and ultimately separate into three companies that should be stronger, more focused global competitors. We believe the result will be attractive total returns for investors. DowDuPont pays an above-market dividend yield that provides good cash flow while we wait for the split. We took advantage of market weakness to add Broadcom to the portfolio following the announcement of its acquisition of Computer Associates. Broadcom has a very attractive dividend yield, and we believe the company’s strong free cash flow will allow it to grow its dividend going forward. Portfolio income growth has been strong in 2018 as companies have raised dividends, and the Fund’s portfolio changes and covered call option selling have enhanced cash flow generation. We believe dividend growth will remain an important driver of equity returns, and we will continue to search for undervalued companies that have the potential to grow their dividend.

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional cash flow to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in flat to negative markets, it may provide additional return. During the six months ended September 30, 2018, the amount of premiums generated from selling covered call options was $236,421.

FBP Appreciation & Income Opportunities Fund Review

The FBP Appreciation & Income Opportunities Fund returned 7.78% for the semi-annual period and 12.15% for the annual period ended September 30, 2018. The S&P 500 Index returned 11.41% and 17.91%, and the Bloomberg Barclays U.S. Government/Credit Index returned -0.27% and -1.37% over the same periods. The Fund was 76.8% equity, 16.9% fixed income and 6.3% cash as of September 30, 2018.

Performance for the Fund for the period was broad-based with all sectors except Financials providing positive returns. Health Care was the strongest sector lead by Eli Lilly and Merck. Telecommunication Services, Energy and Information Technology were also strong. CenturyLink, ConocoPhillips, and Apple and were the better performers in those sectors. Laggards were Consumer Staples and Financials, where shares were affected generally by a lack of loan growth. The Fund’s two weakest stocks were Freeport-McMoran and Bloomin’ Brands. During the period, the Fund reduced shares of several strong performers including Apple, Kohl’s, Microsoft and Target. The Fund added new positions in Amgen, Dominion Energy, Compass Minerals and Broadcom after these stocks experienced price weakness. Amgen is a large biotechnology company selling at a very reasonable valuation relative to its growth rate. Dominion Energy

2

is a diversified electric utility. Both have above-average dividend yields and, in our opinion, will increase their respective dividend at rates higher than the typical company over the next few years. The Fund also established a new position in Compass Minerals, a global leader in the mining of road salt. A sell-off in the shares of Broadcom following the announcement of its acquisition of Computer Associates provided the opportunity to add this large semiconductor company. Broadcom has a very attractive dividend yield, and we believe the company’s strong free cash flow will allow it to grow its dividend going forward. The Fund also increased its fixed-income holdings, taking advantage of the higher yields now available. Portfolio income growth has been strong in 2018 as companies have raised dividends, and the Fund’s portfolio actions have enhanced cash flow generation.

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional income to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in modest to negative markets, it may provide additional return. During the six months ended September 30, 2018, the amount of premiums generated from selling covered call options was $83,192.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
November 9, 2018

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the Standard and Poor’s 500® Index, an unmanaged index of 500 large common stocks. Each Fund’s performance results are also compared to the Consumer Price Index, a measure of inflation.

FBP Equity & Dividend Plus Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Equity & Dividend Plus Fund,

the Standard & Poor’s 500® Index, the Consumer Price Index and the Russell 1000 Value Index

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

FBP Appreciation & Income Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in FBP Appreciation & Income Opportunities Fund, the Standard & Poor’s 500® Index, the Consumer Price Index,
the Russell 1000 Value Index and the Bloomberg Barclays U.S. Government/Credit Index

Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund(a)	13.25%	8.98%	7.55%
FBP Appreciation & Income Opportunities Fund(a)	12.15%	7.40%	7.32%
Standard & Poor’s 500® Index	17.91%	13.95%	11.97%
Consumer Price Index	2.69%	1.51%	1.41%
Russell 1000 Value Index	9.45%	10.72%	9.79%
Bloomberg Barclays U.S. Government/Credit Index	-1.37%	2.23%	3.95%

(a)

Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

General Information
Net Asset Value Per Share	$27.17
Total Net Assets ( Millions )	$30.2
Current Expense Ratio	1.07%
Portfolio Turnover	10%
Fund Inception Date	7/30/1993

Stock Characteristics	Fund	S&P 500® Index
Number of Stocks	54	500
Weighted Average Market Capitalization ( Billions )	$142.7	$252.1
Price-to-Earnings Ratio (Bloomberg 1 Year Forecast EPS)	$13.3	$16.7
Price-to-Book Value	$2.5	$3.5

Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
International Business Machines Corporation	3.0%
BB&T Corporation	2.5%
U.S. Bancorp	2.5%
Pfizer, Inc.	2.5%
Procter & Gamble Company (The)	2.5%
JPMorgan Chase & Company	2.4%
Cisco Systems, Inc.	2.4%
Exxon Mobil Corporation	2.4%
HP, Inc.	2.3%
Eaton Corporation plc	2.3%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

General Information
Net Asset Value Per Share	$20.28
Total Net Assets ( Millions )	$36.5
Current Expense Ratio	1.00%
Portfolio Turnover	11%
Fund Inception Date	7/3/1989

Asset Allocation (% of Net Assets)

Common Stock Portfolio (76.5% of Net Assets)
Number of Stocks	50
Weighted Average Market Capitalization ( Billions )	$181.7
Price-to-Earnings Ratio (Bloomberg 1 Year Forecast EPS)	$12.9
Price-to-Book Value	$2.2

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.7%
Bank of America Corporation	3.6%
Apple, Inc.	3.0%
Cisco Systems, Inc.	2.8%
Lincoln National Corporation	2.6%
ConocoPhillips	2.3%
Microsoft Corporation	2.2%
International Business Machines Corporation	2.2%
Travelers Companies, Inc. (The)	2.0%
Royal Dutch Shell plc - Class B - ADR	1.9%

Five Largest Sectors	% of Net Assets
Financials	18.2%
Information Technology	14.8%
Energy	10.6%
Health Care	9.3%
Industrials	7.5%

Fixed-Income Portfolio (13.6% of Net Assets)
Number of Fixed-Income Securities	12
Average Quality	BBB+
Average Weighted Maturity	2.3 yrs.
Average Effective Duration	2.2 yrs.

Sector Breakdown	% of Net Assets
U.S. Government Agency Obligations	1.3%
Consumer Staples	1.3%
Energy	2.7%
Financials	5.4%
Health Care	1.4%
Industrials	2.0%
Telecommunication Services	1.4%
Utilities	1.4%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 93.1%	Shares	Value
Consumer Discretionary — 10.8%
Ford Motor Company	70,000	$647,500
Kohl's Corporation (a)	6,000	447,300
Nordstrom, Inc. (a)	8,900	532,309
Tapestry, Inc. (a)	11,300	568,051
Target Corporation (a)	6,500	573,365
Williams-Sonoma, Inc. (a)	7,400	486,328
		3,254,853
Consumer Staples — 8.6%
Coca-Cola Company (The) (a)	6,000	277,140
Hershey Company (The)	4,100	418,200
Kellogg Company (a)	6,200	434,124
PepsiCo, Inc.	3,500	391,300
Procter & Gamble Company (The)	9,000	749,070
Walmart, Inc. (a)	3,700	347,467
		2,617,301
Energy — 11.2%
Chevron Corporation	4,800	586,944
ConocoPhillips (a)	6,000	464,400
Exxon Mobil Corporation	8,400	714,168
Occidental Petroleum Corporation (a)	5,000	410,850
Royal Dutch Shell plc - Class B - ADR	9,500	673,835
Schlumberger Ltd.	8,700	530,004
		3,380,201
Financials — 16.6%
BB&T Corporation	15,500	752,370
JPMorgan Chase & Company	6,500	733,460
KeyCorp	30,000	596,700
MetLife, Inc.	10,200	476,544
People's United Financial, Inc.	25,000	428,000
Prudential Financial, Inc.	6,000	607,920
U.S. Bancorp	14,200	749,902
Wells Fargo & Company	13,000	683,280
		5,028,176
Health Care — 11.4%
Amgen, Inc. (a)	2,400	497,496
CVS Health Corporation	7,300	574,656
Eli Lilly & Company (a)	5,500	590,205
Johnson & Johnson	2,600	359,242
Merck & Company, Inc.	9,400	666,836
Pfizer, Inc.	17,000	749,190
		3,437,625

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.1% (Continued)	Shares	Value
Industrials — 7.6%
Eaton Corporation plc (a)	8,000	$693,840
Emerson Electric Company (a)	4,000	306,320
General Electric Company (a)	41,900	473,051
United Parcel Service, Inc. - Class B	4,400	513,700
United Technologies Corporation	2,200	307,582
		2,294,493
Information Technology — 13.3%
Apple, Inc. (a)	2,200	496,628
Broadcom, Inc.	1,350	333,085
Cisco Systems, Inc. (a)	15,000	729,750
HP, Inc.	27,500	708,675
International Business Machines Corporation	6,100	922,381
Microsoft Corporation (a)	2,700	308,799
Western Union Company (The) (a)	28,000	533,680
		4,032,998
Materials — 4.0%
Compass Minerals International, Inc.	6,100	409,920
DowDuPont, Inc.	4,400	282,964
Nucor Corporation	8,200	520,290
		1,213,174
Real Estate — 2.1%
Public Storage	1,500	302,445
Ventas, Inc.	6,000	326,280
		628,725
Telecommunication Services — 3.9%
AT&T, Inc.	20,300	681,674
CenturyLink, Inc.	24,000	508,800
		1,190,474
Utilities — 3.6%
Dominion Energy, Inc.	4,000	281,120
FirstEnergy Corporation	15,000	557,550
PPL Corporation	8,500	248,710
		1,087,380

Total Common Stocks (Cost $21,224,493)		$28,165,400

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 8.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.92% (b)	2,369,823	$2,369,823
First American Government Obligations Fund - Class Z, 1.94% (b)	79,284	79,284
Total Money Market Funds (Cost $2,449,107)		$2,449,107

Total Investments at Value — 101.2% (Cost $23,673,600)		$30,614,507

Liabilities in Excess of Other Assets — (1.2%)		(367,565)

Net Assets — 100.0%		$30,246,942

ADR - American Depositary Receipt.
(a)	Security covers a written call option.
(b)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

10

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2018 (Unaudited)
COVERED WRITTEN CALL OPTIONS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
Amgen, Inc.	10	$207,290	$200.00	01/18/19	$13,450
Apple, Inc.	22	496,628	205.00	01/18/19	55,000
Cisco Systems, Inc.	10	48,650	48.00	10/19/18	960
Coca-Cola Company (The)	60	277,140	47.00	02/15/19	6,600
ConocoPhillips	60	464,400	65.00	11/16/18	77,100
Eaton Corporation plc	40	346,920	82.50	10/19/18	18,800
Eli Lilly & Company	30	321,930	100.00	10/19/18	23,280
Eli Lilly & Company	25	268,275	90.00	01/18/19	45,000
Emerson Electric Company	40	306,320	80.00	01/18/19	6,600
General Electric Company	90	101,610	16.00	12/21/18	180
Kellogg Company	18	126,036	80.00	03/15/19	1,440
Kohl's Corporation	60	447,300	85.00	01/18/19	12,600
Microsoft Corporation	27	308,799	115.00	01/18/19	13,365
Nordstrom, Inc.	39	233,259	60.00	01/18/19	16,497
Nordstrom, Inc.	50	299,050	70.00	04/18/19	12,500
Occidental Petroleum Corporation	50	410,850	80.00	11/16/18	20,750
Tapestry, Inc.	50	251,350	55.00	02/15/19	9,000
Target Corporation	30	264,630	85.00	03/15/19	22,350
Target Corporation	35	308,735	95.00	04/18/19	12,250
Walmart, Inc.	37	347,467	110.00	03/15/19	2,664
Western Union Company (The)	140	266,840	21.00	11/16/18	2,100
Williams-Sonoma, Inc.	27	177,444	62.50	01/18/19	17,820
Williams-Sonoma, Inc.	47	308,884	80.00	02/15/19	4,324
Total Covered Written Call Options (Premiums received $236,421)		$6,589,807			$394,630

See accompanying notes to financial statements.

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 76.8%	Shares	Value
Consumer Discretionary — 6.4%
Bloomin' Brands, Inc.	13,000	$257,270
CBS Corporation - Class B	5,100	292,995
Ford Motor Company	58,000	536,500
Kohl's Corporation (a)	5,000	372,750
Tapestry, Inc.	7,000	351,890
Target Corporation (a)	6,000	529,260
		2,340,665
Consumer Staples — 2.6%
PepsiCo, Inc.	2,500	279,500
Walmart, Inc. (a)	7,000	657,370
		936,870
Energy — 10.6%
Chevron Corporation	5,000	611,400
ConocoPhillips (a)	11,000	851,400
Devon Energy Corporation (a)	12,900	515,226
Occidental Petroleum Corporation (a)	8,200	673,794
Royal Dutch Shell plc - Class B - ADR	10,000	709,300
Schlumberger Ltd.	8,000	487,360
		3,848,480
Financials — 18.2%
Bank of America Corporation	45,000	1,325,700
Bank of New York Mellon Corporation (The)	13,500	688,365
Capital One Financial Corporation	6,000	569,580
JPMorgan Chase & Company	12,000	1,354,080
KeyCorp	16,320	324,605
Lincoln National Corporation	14,000	947,240
MetLife, Inc.	15,000	700,800
Travelers Companies, Inc. (The)	5,500	713,405
		6,623,775
Health Care — 9.3%
Amgen, Inc.	2,400	497,496
CVS Health Corporation	7,500	590,400
Eli Lilly & Company	5,500	590,205
Johnson & Johnson	4,000	552,680
Merck & Company, Inc.	8,200	581,708
Pfizer, Inc.	13,500	594,945
		3,407,434
Industrials — 7.5%
Eaton Corporation plc (a)	7,200	624,456
FedEx Corporation	2,500	601,975
General Electric Company	40,000	451,600
Ingersoll-Rand plc	4,700	480,810
United Technologies Corporation	4,200	587,202
		2,746,043

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 76.8% (Continued)	Shares	Value
Information Technology — 14.8%
Apple, Inc.	4,800	$1,083,552
Broadcom, Inc.	1,300	320,749
Cisco Systems, Inc.	21,000	1,021,650
HP, Inc.	20,000	515,400
International Business Machines Corporation	5,200	786,292
Microsoft Corporation	7,000	800,590
Nokia Corporation - ADR	67,000	373,860
Western Union Company (The)	25,000	476,500
		5,378,593
Materials — 2.2%
Compass Minerals International, Inc.	4,000	268,800
Mosaic Company (The)	8,000	259,840
Nucor Corporation	4,500	285,525
		814,165
Real Estate — 0.7%
Ventas, Inc.	4,500	244,710

Telecommunication Services — 2.2%
AT&T, Inc.	8,000	268,640
CenturyLink, Inc.	25,000	530,000
		798,640
Utilities — 2.3%
Dominion Energy, Inc.	4,000	281,120
FirstEnergy Corporation	8,000	297,360
PPL Corporation	9,000	263,340
		841,820

Total Common Stocks (Cost $17,113,792)		$27,981,195

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%	Par Value	Value
Federal National Mortgage Association — 1.3%
1.20%, due 07/17/2020 (Cost $500,000)	$500,000	$486,257

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 15.6%	Par Value	Value
Consumer Staples — 1.3%
Kroger Company (The), 2.60%, due 02/01/2021	$500,000	$490,217

Energy — 2.7%
Dominion Resources, Inc., 2.50%, due 12/01/2019	500,000	496,123
Pioneer Natural Resources Company, 3.95%, due 07/15/2022	500,000	504,100
		1,000,223
Financials — 5.4%
America Express Company, 3.40%, due 02/27/2023	500,000	492,120
Citigroup, Inc., 2.90%, due 12/08/2021	500,000	489,631
Unum Group, 3.00%, due 05/15/2021	500,000	491,921
Wells Fargo & Company, 3.50%, due 03/08/2022	500,000	499,280
		1,972,952
Health Care — 1.4%
Anthem, Inc., 2.25%, due 08/15/2019	500,000	497,279

Industrials — 2.0%
Ryder System, Inc., 2.50%, due 05/11/2020	750,000	740,892

Telecommunication Services — 1.4%
AT&T, Inc., 2.375%, due 11/27/2018	500,000	499,820

Utilities — 1.4%
PSEG Power LLC, 3.00%, due 06/15/2021	500,000	492,251

Total Corporate Bonds (Cost $5,743,234)		$5,693,634

MONEY MARKET FUNDS — 6.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.92% (b) (Cost $2,319,929)	2,319,929	$2,319,929

Total Investments at Value — 100.1% (Cost $25,676,955)		$36,481,015

Liabilities in Excess of Other Assets — (0.1%)		(25,161)

Net Assets — 100.0%		$36,455,854

ADR- American Depositary Receipt.
(a)	Security covers a written call option.
(b)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

14

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS September 30, 2018 (Unaudited)
COVERED WRITTEN CALL OPTIONS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
ConocoPhillips	50	$387,000	$65.00	11/16/18	$64,250
Devon EnergyCorporation	70	279,580	45.00	10/19/18	630
Eaton Corporation plc	25	216,825	82.50	10/19/18	11,750
Kohl's Corporation	10	74,550	85.00	01/18/19	2,100
Occidental Petroleum Corporation	40	328,680	80.00	11/16/18	16,600
Target Corporation	30	264,630	85.00	03/15/19	22,350
Target Corporation	30	264,630	95.00	04/18/19	10,500
Walmart, Inc.	15	140,865	110.00	03/15/19	1,080
Total Covered Written Call Options (Premiums received $83,192)		$1,956,760			$129,260

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2018 (Unaudited)
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At cost	$23,673,600	$25,676,955
At value (Note 2)	$30,614,507	$36,481,015
Cash	—	2,491
Receivable for capital shares sold	2,452	66,572
Dividends and interest receivable	47,549	80,747
Other assets	13,166	12,103
TOTAL ASSETS	30,677,674	36,642,928

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $236,421 and $83,192, respectively)	394,630	129,260
Distributions payable	1,992	12,547
Payable for capital shares redeemed	11,299	17,663
Accrued investment advisory fees (Note 4)	14,856	19,399
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses and liabilities	2,255	2,505
TOTAL LIABILITIES	430,732	187,074

NET ASSETS	$30,246,942	$36,455,854

Net assets consist of:
Paid-in capital	$22,701,971	$24,976,723
Accumulated earnings	7,544,971	11,479,131
Net assets	$30,246,942	$36,455,854

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,113,110	1,797,437

Net asset value, offering price and redemption price per share (Note 2)	$27.17	$20.28

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2018 (Unaudited)
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$465,153	$432,952
Foreign withholding taxes on dividends	—	(2,579)
Interest	—	74,960
TOTAL INVESTMENT INCOME	465,153	505,333

EXPENSES
Investment advisory fees (Note 4)	97,745	124,915
Administration fees (Note 4)	30,000	30,000
Professional fees	12,782	12,782
Trustees’ fees and expenses (Note 4)	6,436	6,436
Registration and filing fees	5,275	4,237
Compliance service fees (Note 4)	4,200	4,200
Printing of shareholder reports	4,830	3,025
Custodian and bank service fees	4,080	3,481
Postage and supplies	2,484	1,663
Account maintenance fees	692	1,592
Insurance expense	597	518
Other expenses	3,810	4,489
TOTAL EXPENSES	172,931	197,338
Fees voluntarily waived by the Adviser (Note 4)	(24,000)	(19,000)
NET EXPENSES	148,931	178,338

NET INVESTMENT INCOME	316,222	326,995

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investment transactions	781,866	920,564
Written option contracts (Note 5)	(22,662)	(120,551)
Net change in unrealized appreciation (depreciation) on:
Investments	1,601,489	1,501,563
Written option contracts (Note 5)	(116,908)	34,821
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	2,243,785	2,336,397

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,560,007	$2,663,392

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$316,222	$586,459
Net realized gains (losses) from:
Investment transactions	781,866	1,141,946
Written option contracts (Note 5)	(22,662)	122,178
Net realized gains from in-kind redemptions	—	498,179
Net change in unrealized appreciation (depreciation) on:
Investments	1,601,489	(230,632)
Written option contracts (Note 5)	(116,908)	(77,199)
Net increase in net assets from operations	2,560,007	2,040,931

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,005,852)	(2,286,616)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,099,181	415,812
Net asset value of shares issued in reinvestment of distributions to shareholders	994,065	2,251,859
Payments for shares redeemed	(678,963)	(3,558,200)
Net increase (decrease) in net assets from capital share transactions	2,414,283	(890,529)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,968,438	(1,136,214)

NET ASSETS
Beginning of period	26,278,504	27,414,718
End of period	$30,246,942	$26,278,504

CAPITAL SHARE ACTIVITY
Shares sold	76,847	16,167
Shares reinvested	38,221	89,387
Shares redeemed	(25,322)	(138,180)
Net increase (decrease) in shares outstanding	89,746	(32,626)
Shares outstanding, beginning of period	1,023,364	1,055,990
Shares outstanding, end of period	1,113,110	1,023,364

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, distributions to shareholders consisted of $586,581 from net investment income and $1,700,035 from net realized gains from investment transactions. As of March 31, 2018, undistributed net investment income was $2,581.

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$326,995	$739,449
Net realized gains (losses) from:
Investment transactions	920,564	791,841
Written option contracts (Note 5)	(120,551)	39,716
Net change in unrealized appreciation (depreciation) on:
Investments	1,501,563	1,095,760
Written option contracts (Note 5)	34,821	(83,560)
Net increase in net assets from operations	2,663,392	2,583,206

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(327,035)	(2,251,693)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	296,143	470,661
Net asset value of shares issued in reinvestment of distributions to shareholders	301,411	2,180,127
Payments for shares redeemed	(1,092,213)	(2,436,914)
Net increase (decrease) in net assets from capital share transactions	(494,659)	213,874

TOTAL INCREASE IN NET ASSETS	1,841,698	545,387

NET ASSETS
Beginning of period	34,614,156	34,068,769
End of period	$36,455,854	$34,614,156

CAPITAL SHARE ACTIVITY
Shares sold	14,859	24,569
Shares reinvested	15,234	115,761
Shares redeemed	(55,409)	(128,348)
Net increase (decrease) in shares outstanding	(25,316)	11,982
Shares outstanding, beginning of period	1,822,753	1,810,771
Shares outstanding, end of period	1,797,437	1,822,753

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, distributions to shareholders consisted of $740,853 from net investment income and $1,510,840 from net realized gains from investment transactions. As of March 31, 2018, distributions in excess of net investment income was ($1,981).

See accompanying notes to financial statements.

19

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2018 (Unaudited)		2018	2017	2016	2015	2014
Net asset value at beginning of period	$25.68		$25.96	$22.65	$24.89	$24.78	$21.67

Income (loss) from investment operations:
Net investment income	0.30		0.57	0.50	0.61	0.50	0.42
Net realized and unrealized gains (losses) on investments and written option contracts	2.17		1.38	3.37	(1.21)	0.57	3.11
Total from investment operations	2.47		1.95	3.87	(0.60)	1.07	3.53

Less distributions:
Dividends from net investment income	(0.30)		(0.57)	(0.50)	(0.61)	(0.51)	(0.42)
Distributions from net realized gains	(0.68)		(1.66)	(0.06)	(1.03)	(0.45)	—
Total distributions	(0.98)		(2.23)	(0.56)	(1.64)	(0.96)	(0.42)

Net asset value at end of period	$27.17		$25.68	$25.96	$22.65	$24.89	$24.78

Total return (a)	9.77	%(b)	7.91%	17.29%	(2.31%)	4.23%	16.40%

Net assets at end of period (000’s)	$30,247		$26,279	$27,415	$24,764	$28,782	$27,794

Ratio of total expenses to average net assets	1.24	%(c)	1.24%	1.25%	1.19%	1.17%	1.21%

Ratio of net expenses to average net assets (d)	1.07	%(c)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	2.26	%(c)	2.19%	2.07%	2.60%	1.98%	1.82%

Portfolio turnover rate	10	%(b)	18%	19%	21%	19%	24%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).
See accompanying notes to financial statements.

20

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2018 (Unaudited)		2018	2017	2016	2015	2014
Net asset value at beginning of period	$18.99		$18.81	$16.55	$18.53	$18.97	$17.16

Income (loss) from investment operations:
Net investment income	0.18		0.41	0.28	0.31	0.26	0.25
Net realized and unrealized gains (losses) on investments and written option contracts	1.29		1.03	2.28	(1.11)	0.19	2.50
Total from investment operations	1.47		1.44	2.56	(0.80)	0.45	2.75

Less distributions:
Dividends from net investment income	(0.18)		(0.41)	(0.28)	(0.32)	(0.26)	(0.26)
Distributions from net realized gains	—		(0.85)	(0.02)	(0.86)	(0.63)	(0.68)
Total distributions	(0.18)		(1.26)	(0.30)	(1.18)	(0.89)	(0.94)

Net asset value at end of period	$20.28		$18.99	$18.81	$16.55	$18.53	$18.97

Total return (a)	7.78	%(b)	7.91%	15.58%	(4.48%)	2.36%	16.50%

Net assets at end of period (000’s)	$36,456		$34,614	$34,069	$31,669	$38,991	$39,951

Ratio of total expenses to average net assets	1.11	%(c)	1.10%	1.12%	1.05%	1.04%	1.03%

Ratio of net expenses to average net assets (d)	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	1.83	%(c)	2.16%	1.57%	1.75%	1.36%	1.36%

Portfolio turnover rate	11	%(b)	10%	18%	23%	12%	10%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).
See accompanying notes to financial statements.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS September 30, 2018 (Unaudited)

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long-term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in the SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with GAAP.

New Accounting Pronouncement — On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted. Management is evaluating what, if any, impact the adoption of ASU 2018-13 will have on the Funds’ financial statements.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including U.S. government agency obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of September 30, 2018, by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$28,165,400	$—	$—	$28,165,400
Money Market Funds	2,449,107	—	—	2,449,107
Total	$30,614,507	$—	$—	$30,614,507

Other Financial Instruments:
Covered Written Call Options	$(394,630)	$—	$—	$(394,630)
Total	$(394,630)	$—	$—	$(394,630)

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$27,981,195	$—	$—	$27,981,195
U.S. Government Agency Obligations	—	486,257	—	486,257
Corporate Bonds	—	5,693,634	—	5,693,634
Money Market Funds	2,319,929	—	—	2,319,929
Total	$30,301,124	$6,179,891	$—	$36,481,015

Other Financial Instruments:
Covered Written Call Options	$(129,260)	$—	$—	$(129,260)
Total	$(129,260)	$—	$—	$(129,260)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of September 30, 2018, the Funds did not have any transfers into or out of any Level. There were no Level 3 investments held by the Funds as of September 30, 2018. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2018 and March 31, 2018 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	09/30/18	$333,260	$672,592	$1,005,852
	03/31/18	$636,626	$1,649,990	$2,286,616
FBP Appreciation & Income	09/30/18	$327,035	$—	$327,035
Opportunities Fund	03/31/18	$816,087	$1,435,606	$2,251,693

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio investment securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options can be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2018:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments and written option contracts	$23,437,179	$25,598,371
Gross unrealized appreciation	$7,554,672	$11,372,857
Gross unrealized depreciation	(771,974)	(619,473)
Net unrealized appreciation	6,782,698	10,753,384
Accumulated ordinary income	5,221	14,159
Accumulated capital and other gains	759,044	724,135
Distribution payable	(1,992)	(12,547)
Accumulated distributable earnings	$7,544,971	$11,479,131

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by each Fund on federal income tax returns for the current and all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2018:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Purchases of investment securities	$3,181,101	$3,594,721
Proceeds from sales and maturities of investment securities	$2,577,067	$3,797,557

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $250 million; 0.65% of the next $250 million of such assets; and 0.50% of such assets in excess of $500 million.

During the six months ended September 30, 2018, the Adviser voluntarily waived $24,000 and $19,000 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively. These amounts are not subject to recapture in future periods.

Certain officers and a Trustee of the Trust are also officers of the Adviser.

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of such fees along with the other series of the Trust.

5. Derivatives Transactions

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative (Risk)	Location	Asset Derivatives	Liability Derivatives	September 30, 2018
Call options written (Equity)	Written call options, at value	$—	$(394,630)	$(6,589,807)

FBP Appreciation & Income Opportunities Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative (Risk)	Location	Asset Derivatives	Liability Derivatives	September 30, 2018
Call options written (Equity)	Written call options, at value	$—	$(129,260)	$(1,956,760)

27

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ transactions in derivative instruments during the six months ended September 30, 2018 are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative (Risk)	Location	Net Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Call options written (Equity)	Net realized gains (losses) from written option contracts	$(22,662)	Net change in unrealized appreciation (depreciation) on written option contracts	$(116,908)

FBP Appreciation & Income Opportunities Fund

Type of Derivative (Risk)	Location	Net Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Call options written (Equity)	Net realized gains (losses) from written option contracts	$(120,551)	Net change in unrealized appreciation (depreciation) on written option contracts	$34,821

The average monthly notional amount of written call options during the six months ended September 30, 2018 is $5,605,136 and $1,879,105 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

28

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 through September 30, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

29

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$1,097.70	1.07%	$5.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	1.07%	$5.42
FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,077.80	1.00%	$5.21
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 183/365 (to reflect the one-half year period).

30

THE FLIPPIN, BRUCE & PORTER FUNDS OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

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Investment Adviser

Flippin, Bruce & Porter, Inc.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

Toll-Free 1-800-851-3804

www.fbpfunds.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Officers

John T. Bruce, President

and Portfolio Manager

Norman D. Darden, III,
Vice President

John H. Hanna, IV, Vice President
David J. Marshall, Vice President

Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

34

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2018 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	November 6, 2018

Dear Fellow Shareholders:

We are enclosing for your review the audited Semi-Annual Reports of The Government Street Funds for the period ended September 30, 2018.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 10.87% total return for the 6 month period ended September 30, 2018. By comparison, the S&P 500® Index and the Morningstar Large Blend categories returned 11.41% and 9.53%, respectively.

	Government Street Equity	S&P 500	Morningstar Large Blend
3 Qtr 2018	8.75%	7.71%	6.67%
2 Qtr 2018	1.95%	3.43%	2.68%
1 Qtr 2018	-0.74%	-0.76%	-0.98%
4 Qtr 2017	6.01%	6.64%	6.41%
Year ended 9/30/18	16.67%	17.91%	15.35%

As can be seen in the chart, your Fund and the other representative measures of large capitalization securities enjoyed strong positive returns for the same semi-annual period covered by this report. The double-digit returns for the twelve month period were exceptionally robust.

The U.S. markets were propelled by continued strong profit growth, thanks in large part to the Trump corporate tax cuts along with reduced regulatory constraints. S&P 500 operating earnings per share grew 27% year over year in the third quarter compared to their 6% long term annualized growth rate. A record high 80% of the S&P 500 companies reported earnings that beat the consensus expectation. Record levels of share buybacks provided further support for the U.S. markets. It was a good year to be invested in large capitalization domestic stocks.

Within the S&P 500, growth stocks outperformed value stocks for the twelve months, by 25.21% to 10.06% respectively. Apple, Inc. achieved a market capitalization in excess of one trillion dollars for the first time. Other growth stocks achieved many individual historic high values in the period.

At the same time, other areas of domestic markets achieved strong results. The S&P Mid Capitalization 400 Index and the Russell 2000 Index (small capitalization index) turned in positive results of 14.21% and 15.24%, respectively, for the year ended September 30, 2018. All domestic markets eclipsed international investments as represented by MSCI EAFE Index (large capitalization developed countries index) and the MSCI Emerging Market Index which achieved 2.74% and -0.81%, respectively, for the same period.

Major purchases for the period were Amazon and Alibaba (Consumer Discretionary), Walmart (Consumer Staples), Skyworks Solutions, Micron Technology and QUALCOMM (Information Technology).

1

Major sales for the period were Vulcan Materials (Materials), Berkshire Hathaway - Class B, Brookfield Asset Management (Financials) and Vanguard Mid-Cap (EFT).

The transactions, in total, were distributed along the investment sectors of your Fund with the Standard & Poor’s 500 sectors as guidelines. While your Fund is not invested with a pseudo index approach, the sectors provide an objective comparison for the diversification we believe important for the control of relative risk in your portfolio. Over all we depend on our own conclusions as to the ultimate security selection and position weightings.

The top 10 holdings in The Government Street Equity Fund as of September 30, 2018 were:

Security Description	% of Net Assets
Apple, Inc.	6.3%
JPMorgan Chase & Company	4.7%
Visa, Inc. – Class A	4.2%
Lockheed Martin Corporation	4.0%
NVIDIA Corporation	3.8%
United Technologies Corporation	2.9%
Bio-Techne Corporation	2.8%
Honeywell International, Inc.	2.6%
Comcast Corporation – Class A	2.4%
Alphabet, Inc. – Class C	2.4%

There were significant individual performances during the twelve months ended September 30, 2018. The five highest returns, held for the entire 12 months, as measured by the time weighted rate of return were:

Security Description	1 Year Performance
Bio-Techne Corporation	70.28%
NIKE, Inc – Class B	65.07%
NVIDIA Corporation	57.65%
Mastercard, Inc. – Class A	56.93%
Microsoft Corporation	56.21%

The five worst individual performances, held for the twelve months ended September 30, 2018, as measured by time weighted rate of return for the entire period were:

Security Description	1 Year Performance
Comcast Corporation – Class A	-6.17%
Tencent Holdings Ltd. - ADR	-7.01%
Micron Technology, Inc.	-11.97%
BorgWarner, Inc.	-15.32%
Skyworks Solutions, Inc.	-17.82%

2

The Fund’s best performing economic sector for the 12 months was Information Technology, up 33.8%. The second-best sector was Consumer Discretionary up 28.5%. The worst performing sector was Real Estate down -2.7%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the twelve months ended September 30, 2018.

The following comments are drawn from previous newsletters but continue to reflect our current thoughts on the future investment prospects.

We believe that continued upward movement of markets and economies worldwide are highly dependent on Governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario; risk management takes precedent over return pursuits in the near term. We believe your Fund remains invested to capture returns, but highly diversified to mitigate the risks associated with that position. We believe that the future transition to a sound economic scenario will determine the continuation of current positive performances. We are not totally convinced of that outcome.

While significant risks exist, we continue to believe that investors have potential for one of the greatest investment environments for generations. There are over 7 billion people in the world today (USA population is approximately 325 million). Many of these potential consumers are moving into middle class ranks. In our opinion, the demand for goods and services for the future is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumers. With the business advantages that the USA enjoys in manufacturing know how, technology, intellectual content, productivity, and numerous other characteristics, if the U.S. Government will provide a competitive framework for operating, the benefits could be the best ever. We just need Government policies that foster growth in profits and wages domestically and internationally. We believe that tax rate reduction (specifically corporate rates) and reduced regulatory burdens are an important first step.

There are many additional moving parts in our economy and exogenous factors such as the geopolitical instabilities that will always cause uneven effects. However, it is our thought that keeping our fiscal house in order is basic to all considerations. The irresponsible spending activities of our Government continue to unnerve us. It remains to be seen if the economy can overcome the negative influence of Government policies and have a successful impact on market values. We see Government debt as being the single greatest threat to the future of our Country.

3

As of September 30, 2018, the Fund’s net assets were $64.5 million; net asset value per share was $80.10; and the annualized ratio of expenses to net average assets was 0.89%. Portfolio turnover rate was 7% (not annualized). Income dividends of $0.3000 per share and capital gains of $2.1120 per share were distributed to shareholders during the six months ended September 30, 2018.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund, as of September 30, 2018, produced a fiscal 6 month total return of 6.15%. By comparison the Standard & Poor’s 400® Index and the Morningstar Mid Cap Blended Index, used as relative performance benchmarks, were positive 8.32% and 7.00%, respectively.

The mid-capitalization category of individual companies is usually represented by the Standard & Poor’s 400 ranging from approximately $1.1 billion to $10.0 billion market values. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500 companies, which start at the upper end of the mid cap values and range in sizes 10 times or greater in terms of capitalization. As you would guess, the mid-cap companies tend to be primarily domestically oriented.

Your Fund has a slightly different range of capitalizations than the S&P 400. Upper and lower limits for Fund purchase consideration are $11.7 billion and $894 million, respectively. There are 2 provisions that allow the makeup of the Fund to exceed those limits. To the extent securities originally purchased within the limits have grown to greater capitalizations they may be retained without limitation. Secondly, the Fund manager has latitude to purchase and hold up to 20% of the Fund’s value outside the limitations.

It should be noted that your Fund has initiated positions directly into International investments thru individual stock purchases. These investments meet the same capitalization constraints as domestic security holdings. This global approach is being done to provide additional diversification of the portfolio’s risk component and to address attractive potential return areas. The approach falls within the allowed exceptions previously cited and are expected to improve the compounded investment return over time.

The top 10 holdings in The Government Street Mid-Cap Fund as of September 30, 2018 were:

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	3.0%
NVIDIA Corporation	2.8%
Vanguard Mid-Cap ETF	2.4%
Invesco Zacks Mid-Cap ETF	2.4%
Lam Research Corporation	2.2%
Teleflex, Inc.	2.1%
Bio-Techne Corporation	2.1%
CME Group, Inc.	2.0%
Graco, Inc.	2.0%
Chemed Corporation	1.9%

4

Exchange-traded funds represent significant holdings in the Fund. Vanguard and Invesco mid-caps are all constituted differently but cover the capitalization ranges mentioned earlier. Since the mid-cap universe contains a much greater number of companies than its larger index counterparts, we like to broaden your portfolios exposure across the range to govern risk control through diversification.

There were significant individual performances during the twelve months ended September 30, 2018. The five highest returns, held for the entire period, as measured by the time weighted rate of return, were:

Security Description	1 Year Performance
Bio-Techne Corporation	70.28%
Broadridge Financial Solutions, Inc.	65.59%
Chemed Corporation	58.79%
NVIDIA Corporation	57.90%
ANSYS, Inc.	52.11%

The five worst individual performances, held for the entire period, as measured by time weighted rate of return, were:

Security Description	1 Year Performance
NVR, Inc.	-13.78%
Lam Research Corporation	-16.66%
Scotts Miracle-Gro Company (The)	-17.14%
Tech Data Corporation	-19.45%
Albemarle Corporation	-25.83%

The Fund’s best performing economic sector for the 12 months was Health Care, up 32.4%. The second-best sector was Industrials, up 20.7%. The worst performing sector was Materials, down -4.2%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the year ended September 30, 2018.

We believe that mid cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large cap stocks. Mid cap stocks have been able to match the performance of large cap stocks in down markets while exceeding large cap performance in up markets, leading to long-term outperformance.

5

It may be interesting for the readers to compare and contrast the Global Industry Classification Standard (GICS) sectors between the larger capitalization S&P 500 and the lower capitalization S&P 400. The approximate weights based on component’s capitalizations change daily but are reasonably stable over short periods. As of October 26, 2017, they are:

GICS	S&P 500	S&P 400
Energy	5.69%	5.33%
Materials	2.35%	6.81%
Industrials	9.29%	14.58%
Consumer Discretionary	9.80%	11.67%
Consumer Staples	7.48%	3.34%
Health Care	15.25%	10.18%
Financials	13.56%	16.00%
Information Technology	20.60%	16.46%
Telecommunication Services	9.93%	2.13%
Utilities	3.19%	4.63%
Real Estate	2.86%	8.87%

The Government Street Mid Cap Fund uses the S&P 400 sector weights for guidance in its diversification of investment holdings.

As of September 30, 2018, the net assets of the Government Street Mid Cap Fund were $49.7 million and the net asset value per share was $27.77. The turnover rate for the previous six months was 5% and the total number of holdings was 93 as of September 30, 2018. The net annualized expense ratio for the Fund was 1.08%.

The Alabama Tax Free Bond Fund

Investors in fixed income markets remain focused on actions of the U.S. Federal Reserve as the long period of near zero interest rates fades into the past. Driven by strong economic data, the Federal Reserve raised the target federal funds rate by 0.25% to a range of 2% to 2.25% in September, 2018. This was the third such quarter point increase this year and expectations are for another 25 basis points hike in December, 2018. The Federal Open Market Committee projects another three rate hikes in 2019. The 10-year Treasury yield rose to 3.05% at the end of September, 2018, flirting with a seven-year high.

Bond yields rose across the curve but the spread between shorter-term rates and longer-term rates was at a decade low level at the end of September. An inverted yield curve (short rates higher than long rates) draws the attention of investors as a signal that a recession is on the horizon. The gap between the yields on two and ten year Treasuries narrowed to 0.20 percentage point in the third quarter of 2018. The flattening yield curve has emerged despite continued strong economic growth, a near record low unemployment rate and rising corporate profits. Inflation remains subdued and wage pressures are just beginning to show signs of increasing, and the Fed has made it clear that it does not want to raise rates too far and have economic growth grind to a halt.

6

Municipal bonds generally posted modest positive returns during the past six month period. The total return of the Alabama Tax Free Bond Fund for the six months ended September 30, 2018 was 0.24%. For the same period the Bloomberg Barclays 3-year Municipal Bond Index had a total return of 0.53% and the Bloomberg Barclays 7-year Municipal Bond Index returned 0.85%. The Alabama Tax Free Bond Fund has a generally defensive portfolio of high quality and short duration bonds. More than 90% of the portfolio is rated A, AA or AAA by Moody’s or Standard & Poor’s rating agencies. The duration of the portfolio as of September 30, 2018 was 3.4 years, up from 3.1 years at the end of the prior fiscal year. The Fund’s weighted average maturity was 3.8 years.

The net assets of the Fund as of September 30, 2018 were $22,342,096 and the net asset value per share was $10.17. The annualized ratio of net investment income to average net assets during the six months was 1.25% and the annualzied ratio of net expenses to average net assets was 0.65%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

7

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	6.3%
JPMorgan Chase & Company	4.7%
Visa, Inc. - Class A	4.2%
Lockheed Martin Corporation	4.0%
NVIDIA Corporation	3.8%
United Technologies Corporation	2.9%
Bio-Techne Corporation	2.8%
Honeywell International, Inc.	2.6%
Comcast Corporation - Class A	2.4%
Alphabet, Inc. - Class C	2.4%

8

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	3.0%
NVIDIA Corporation	2.8%
Vanguard Mid-Cap ETF	2.4%
Invesco Zacks Mid-Cap ETF	2.4%
Lam Research Corporation	2.2%
Teleflex, Inc.	2.1%
Bio-Techne Corporation	2.1%
CME Group, Inc.	2.0%
Graco, Inc.	2.0%
Chemed Corporation	1.9%

9

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Asset Allocation

(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	18%
AA	68%
A	4%
Not Rated	10%

10

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 94.0%	Shares	Value
Consumer Discretionary — 11.2%
Amazon.com, Inc. (a)	550	$1,101,650
BorgWarner, Inc.	8,000	342,240
Comcast Corporation - Class A	44,000	1,558,040
Home Depot, Inc. (The)	6,500	1,346,475
Lowe's Companies, Inc.	8,000	918,560
McDonald's Corporation	5,000	836,450
NIKE, Inc. - Class B	10,000	847,200
Vail Resorts, Inc.	1,000	274,420
		7,225,035
Consumer Staples — 4.1%
Coca-Cola Company (The)	12,000	554,280
McCormick & Company, Inc.	7,000	922,250
Walmart, Inc.	12,500	1,173,875
		2,650,405
Energy — 4.8%
Marathon Petroleum Corporation	10,000	799,700
Pioneer Natural Resources Company	7,500	1,306,425
Valero Energy Corporation	8,500	966,875
		3,073,000
Financials — 13.3%
Aflac, Inc.	23,130	1,088,729
BB&T Corporation	7,000	339,780
Brookfield Asset Management, Inc. - Class A	24,000	1,068,720
CME Group, Inc.	8,500	1,446,785
Intercontinental Exchange, Inc.	20,000	1,497,800
JPMorgan Chase & Company	27,000	3,046,680
U.S. Bancorp	2,000	105,620
		8,594,114
Health Care — 10.1%
Abbott Laboratories	9,000	660,240
AbbVie, Inc.	11,500	1,087,670
Bio-Techne Corporation	9,000	1,836,990
Centene Corporation (a)	7,000	1,013,460
Henry Schein, Inc. (a)	9,000	765,270
Pfizer, Inc.	24,000	1,057,680
UnitedHealth Group, Inc.	500	133,020
		6,554,330
Industrials — 12.7%
Emerson Electric Company	13,000	995,540
General Dynamics Corporation	5,200	1,064,544
Honeywell International, Inc.	10,000	1,664,000
Lockheed Martin Corporation	7,500	2,594,700

11

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.0% (Continued)	Shares	Value
Industrials — 12.7% (Continued)
United Technologies Corporation	13,500	$1,887,435
		8,206,219
Information Technology — 29.3%
Accenture plc - Class A	8,150	1,387,130
Alibaba Group Holding Ltd. - ADR (a)	2,500	411,900
Alphabet, Inc. - Class A (a)	800	965,664
Alphabet, Inc. - Class C (a)	1,302	1,553,898
Apple, Inc.	18,000	4,063,320
Baidu, Inc. - ADR (a)	1,500	343,020
Mastercard, Inc. - Class A	2,000	445,220
Micron Technology, Inc. (a)	6,000	271,380
Microsoft Corporation	11,000	1,258,070
NVIDIA Corporation	8,650	2,430,823
QUALCOMM, Inc.	4,000	288,120
Skyworks Solutions, Inc.	6,000	544,260
TE Connectivity Ltd.	9,000	791,370
Tencent Holdings Ltd. - ADR	7,000	285,880
Texas Instruments, Inc.	10,500	1,126,545
Visa, Inc. - Class A	18,200	2,731,638
		18,898,238
Materials — 3.8%
DowDuPont, Inc.	11,000	707,410
Ecolab, Inc.	6,000	940,680
Praxair, Inc.	5,000	803,650
		2,451,740
Real Estate — 1.8%
Mid-America Apartment Communities, Inc.	11,394	1,141,451

Telecommunication Services — 0.4%
China Telecom Corporation Ltd. - ADR	5,000	247,100

Utilities — 2.5%
Duke Energy Corporation	8,250	660,165
WEC Energy Group, Inc.	14,000	934,640
		1,594,805

Total Common Stocks (Cost $28,202,451)		$60,636,437

12

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 1.5%	Shares	Value
Vanguard Mid-Cap ETF (Cost $334,457)	6,000	$985,140

MONEY MARKET FUNDS — 4.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.92% (b) (Cost $2,991,981)	2,991,981	$2,991,981

Total Investments at Value — 100.1% (Cost $31,528,889)		$64,613,558

Liabilities in Excess of Other Assets — (0.1%)		(79,491)

Net Assets — 100.0%		$64,534,067

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

13

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 89.8%	Shares	Value
Consumer Discretionary — 8.8%
Cracker Barrel Old Country Store, Inc.	1,500	$220,695
Gildan Activewear, Inc.	14,400	438,192
Hasbro, Inc.	7,000	735,840
Leggett & Platt, Inc.	7,000	306,530
Melco Resorts & Entertainment Ltd. - ADR	5,000	105,750
NVR, Inc. (a)	100	247,080
PulteGroup, Inc.	10,000	247,700
Service Corporation International	17,200	760,240
Tiffany & Company	3,475	448,171
Vail Resorts, Inc.	1,600	439,072
VF Corporation	4,700	439,215
		4,388,485
Consumer Staples — 2.0%
Church & Dwight Company, Inc.	9,000	534,330
Edgewell Personal Care Company (a)	2,000	92,460
Energizer Holdings, Inc.	5,000	293,250
Hain Celestial Group, Inc. (The) (a)	3,000	81,360
		1,001,400
Energy — 4.1%
Andeavor	1,740	267,090
CNX Resources Corporation (a)	2,000	28,620
Concho Resources, Inc. (a)	1,920	293,280
Energen Corporation (a)	1,500	129,255
Oil States International, Inc. (a)	9,000	298,800
ONEOK, Inc.	11,000	745,690
U.S. Silica Holdings, Inc.	4,000	75,320
WPX Energy, Inc. (a)	10,000	201,200
		2,039,255
Financials — 18.6%
Alleghany Corporation	865	564,438
American Financial Group, Inc.	7,600	843,372
Arthur J. Gallagher & Company	9,250	688,570
Bank of Hawaii Corporation	4,000	315,640
Berkley (W.R.) Corporation	7,450	595,479
Brown & Brown, Inc.	20,000	591,400
CME Group, Inc.	5,735	976,154
Cullen/Frost Bankers, Inc.	8,000	835,520
Eaton Vance Corporation	13,000	683,280
Intercontinental Exchange, Inc.	11,000	823,790
Nasdaq, Inc.	11,000	943,800
Old Republic International Corporation	24,400	546,072
SEI Investments Company	10,500	641,550

14

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 89.8% (Continued)	Shares	Value
Financials — 18.6% (Continued)
Umpqua Holdings Corporation	5,000	$104,000
Voya Financial, Inc.	1,500	74,505
		9,227,570
Health Care — 14.1%
Bio-Rad Laboratories, Inc. - Class A (a)	1,700	532,083
Bio-Techne Corporation	5,000	1,020,550
Centene Corporation (a)	6,000	868,680
Charles River Laboratories International, Inc. (a)	4,500	605,430
Chemed Corporation	3,000	958,740
Computer Programs & Systems, Inc.	3,000	80,550
Laboratory Corporation of America Holdings (a)	2,574	447,052
Penumbra, Inc. (a)	2,500	374,250
ResMed, Inc.	6,000	692,040
Teleflex, Inc.	3,950	1,051,056
Waters Corporation (a)	2,000	389,360
		7,019,791
Industrials — 14.8%
AMETEK, Inc.	2,350	185,932
C.H. Robinson Worldwide, Inc.	4,000	391,680
Donaldson Company, Inc.	13,000	757,380
Expeditors International of Washington, Inc.	8,000	588,240
Fastenal Company	10,000	580,200
Graco, Inc.	21,000	973,140
Harris Corporation	3,500	592,235
Jacobs Engineering Group, Inc.	6,475	495,337
L3 Technologies, Inc.	3,000	637,860
MSC Industrial Direct Company, Inc. - Class A	6,000	528,660
nVent Electric plc	2,900	78,764
Pentair plc	2,900	125,715
Snap-on, Inc.	1,475	270,810
Waste Connections, Inc.	10,500	837,585
Woodward, Inc.	4,150	335,569
		7,379,107
Information Technology — 14.3%
58.com, Inc. - ADR (a)	1,500	110,400
Analog Devices, Inc.	3,671	339,421
ANSYS, Inc. (a)	3,500	653,380
Arrow Electronics, Inc. (a)	10,100	744,572
Autohome, Inc. - ADR	1,500	116,115
Broadridge Financial Solutions, Inc.	3,500	461,825
InterDigital, Inc.	1,200	96,000
Lam Research Corporation	7,200	1,092,240
Microchip Technology, Inc.	6,000	473,460

15

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 89.8% (Continued)	Shares	Value
Information Technology — 14.3% (Continued)
National Instruments Corporation	12,000	$579,960
NVIDIA Corporation	5,000	1,405,100
Okta, Inc. (a)	3,500	246,260
Tech Data Corporation (a)	3,500	250,495
Xilinx, Inc.	7,000	561,190
		7,130,418
Materials — 7.3%
Albemarle Corporation	6,700	668,526
Ashland Global Holdings, Inc.	6,000	503,160
Berry Global Group, Inc. (a)	5,000	241,950
Graphic Packaging Holding Company	6,000	84,060
Martin Marietta Materials, Inc.	3,000	545,850
Packaging Corporation of America	6,000	658,140
Scotts Miracle-Gro Company (The)	2,500	196,825
Steel Dynamics, Inc.	12,000	542,280
Valvoline, Inc.	8,236	177,156
		3,617,947
Real Estate — 3.0%
Mid-America Apartment Communities, Inc.	15,000	1,502,700

Utilities — 2.8%
AmeriGas Partners, L.P.	6,500	256,815
ONE Gas, Inc.	3,500	287,980
Vectren Corporation	11,600	829,284
		1,374,079

Total Common Stocks (Cost $20,350,743)		$44,680,752

EXCHANGE-TRADED FUNDS — 4.8%	Shares	Value
Invesco Zacks Mid-Cap ETF	17,100	$1,165,948
Vanguard Mid-Cap ETF	7,350	1,206,797
Total Exchange-Traded Funds (Cost $1,104,143)		$2,372,745

16

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 5.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.92% (b) (Cost $2,723,452)	2,723,452	$2,723,452

Total Investments at Value — 100.1% (Cost $24,178,338)		$49,776,949

Liabilities in Excess of Other Assets — (0.1%)		(50,891)

Net Assets — 100.0%		$49,726,058

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

17

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.0%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
3.00%, due 08/15/2019	$530,000	$534,765
Alabama State Federal Highway Finance Auth., Rev.,
5.00%, due 09/01/2025	195,000	222,216
Alabama State Public School & College Auth., Rev.,
5.00%, due 01/01/2024	600,000	678,990
5.00%, due 01/01/2025	195,000	221,163
Alabama State, Series A, GO,
5.00%, due 08/01/2023	400,000	450,464
5.00%, due 08/01/2024	500,000	571,785
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2019	375,000	377,629
Athens, AL, GO, Warrants,
5.00%, due 04/01/2024	500,000	561,645
Athens, AL, Water & Sewer, Rev.,
3.50%, due 05/01/2023	350,000	366,600
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2020	350,000	366,912
Baldwin Co., AL, GO, Warrants,
4.00%, due 06/01/2019	200,000	202,766
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	289,411
City of Northport, AL, GO,
3.00%, due 08/01/2025	500,000	505,820
Cullman, AL, Board of Education Special Tax School Warrants, Rev.,
2.00%, due 03/01/2023	325,000	318,701
Daphne, AL, GO, Warrants,
2.10%, due 04/01/2023	400,000	390,736
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	504,495
Elmore Co., AL, GO, Warrants,
5.00%, due 10/01/2022	415,000	448,482
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	711,228
4.00%, due 11/01/2019	225,000	229,905
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	482,883

18

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.0% (Continued)	Par Value	Value
Huntsville, AL, Electric System, Rev., Series A,
5.00%, due 12/01/2025	$210,000	$244,232
Huntsville, AL, GO,
5.00%, due 11/01/2024	265,000	304,085
Huntsville, AL, Series A, GO, Warrants,
5.00%, due 05/01/2024	665,000	757,395
Huntsville, AL, Series C, GO, School Warrants,
5.00%, due 11/01/2023	400,000	451,908
Huntsville, AL, Series C, GO, Warrants,
4.00%, due 05/01/2022	500,000	531,350
Huntsville, AL, Series E, GO, Warrants,
5.00%, due 11/01/2022	240,000	266,086
Lee Co., AL, Board of Education Warrants, Rev.,
4.00%, due 02/01/2025	500,000	538,180
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	565,953
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	220,097
Madison Co., AL, GO, School Warrants,
5.00%, due 03/01/2025	500,000	573,005
Madison Co., AL, GO, Warrants,
4.00%, due 09/01/2021	465,000	487,148
4.00%, due 07/01/2024	305,000	329,342
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	435,113
Mobile Co., AL, School Board, Special Tax,
5.00%, due 03/01/2026	400,000	450,832
Mobile Co., AL, GO, Refunding,
5.00%, due 06/01/2023	520,000	581,984
Mobile, AL, Board of School Commissioners, GO, Warrants,
5.00%, due 03/01/2025	250,000	279,280
Mobile, AL, Board of Water and Sewer, Rev.,
5.00%, due 01/01/2025	500,000	552,390
Montgomery, AL, GO, Warrants,
2.50%, due 04/01/2021	500,000	500,070
Montgomery, AL, Series A, GO, Warrants,
5.00%, due 02/01/2024	220,000	228,056

19

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.0% (Continued)	Par Value	Value
Morgan Co., AL, Board of Education, Capital Outlay Warrants, Rev.,
4.00%, due 03/01/2019	$165,000	$166,397
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	304,368
North AL Gas District, Rev.,
3.00%, due 06/01/2020	420,000	420,248
Northport, AL, GO, Warrants,
3.00%, due 09/01/2024	385,000	392,327
Prattville, AL, GO, Warrants,
5.00%, due 11/01/2022	400,000	440,352
Russellville, AL, Rev.,
3.00%, due 03/01/2025	475,000	479,109
Shelby Co., AL, Special Tax, School Warrants,
3.00%, due 02/01/2023	300,000	305,742
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	411,668
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	512,555
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2021	500,000	522,185
4.00%, due 02/01/2025	500,000	544,565

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $21,532,463)		$21,232,618

MONEY MARKET FUNDS — 6.3%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 1.92% (a) (Cost $1,410,384)	1,410,384	$1,410,384

Total Investments at Value — 101.3% (Cost $22,942,847)		$22,643,002

Liabilities in Excess of Other Assets — (1.3%)		(300,906)

Net Assets — 100.0%		$22,342,096

(a)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

20

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2018 (Unaudited)
	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At cost	$31,528,889	$24,178,338	$22,942,847
At value (Note 2)	$64,613,558	$49,776,949	$22,643,002
Receivable for capital shares sold	—	100	—
Dividends and interest receivable	22,848	36,003	223,460
Other assets	11,928	12,121	11,036
TOTAL ASSETS	64,648,334	49,825,173	22,877,498

LIABILITIES
Distributions payable	4,224	—	1,288
Payable for capital shares redeemed	67,199	57,944	15,791
Payable for investment securities purchased	—	—	508,362
Accrued investment advisory fees (Note 4)	31,729	31,396	926
Payable to administrator (Note 4)	7,450	6,525	5,575
Other accrued expenses	3,665	3,250	3,460
TOTAL LIABILITIES	114,267	99,115	535,402

NET ASSETS	$64,534,067	$49,726,058	$22,342,096

Net assets consist of:
Paid-in capital	$29,868,517	$23,364,994	$22,707,400
Accumulated earnings (deficit)	34,665,550	26,361,064	(365,304)
Net assets	$64,534,067	$49,726,058	$22,342,096

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	805,718	1,790,804	2,196,382

Net asset value, offering price and redemption price per share (Note 2)	$80.10	$27.77	$10.17

See accompanying notes to financial statements.

21

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2018 (Unaudited)
	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$528,128	$407,003	$8,770
Foreign withholding taxes on dividends	(1,206)	(925)	—
Interest	—	—	207,258
TOTAL INVESTMENT INCOME	526,922	406,078	216,028

EXPENSES
Investment advisory fees (Note 4)	190,258	191,223	39,734
Administration fees (Note 4)	41,024	34,938	30,000
Professional fees	12,032	12,032	12,782
Account maintenance fees	9,409	8,148	2,870
Trustees’ fees and expenses (Note 4)	6,384	6,384	6,384
Registration and filing fees	4,562	4,540	3,542
Compliance fees (Note 4)	3,933	3,764	3,410
Custodian and bank service fees	3,617	2,991	2,283
Printing of shareholder reports	3,258	3,764	1,628
Pricing costs	1,471	1,109	4,242
Postage and supplies	1,954	2,034	1,291
Other expenses	3,051	3,537	2,210
TOTAL EXPENSES	280,953	274,464	110,376
Fees voluntarily waived by the Adviser (Note 4)	—	—	(36,583)
NET EXPENSES	280,953	274,464	73,793

NET INVESTMENT INCOME	245,969	131,614	142,235

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	1,577,277	584,252	(7,516)
Net realized gains from in-kind redemptions (Note 2)	834,729	1,553,098	—
Net change in unrealized appreciation (depreciation) on investments	3,812,556	749,380	(71,023)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,224,562	2,886,730	(78,539)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,470,531	$3,018,344	$63,696

See accompanying notes to financial statements.

22

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Government Street Equity Fund		Government Street Mid-Cap Fund
	Six Months Ended Sept. 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)	Six Months Ended Sept. 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$245,969	$578,039	$131,614	$380,153
Net realized gains (losses) from:
Investments	1,577,277	2,435,751	584,252	2,081,238
Foreign currency transactions	—	(625)	—	—
Net realized gains from in-kind redemptions (Note 2)	834,729	3,177,769	1,553,098	1,836,225
Net change in unrealized appreciation (depreciation) on investments	3,812,556	2,815,559	749,380	2,321,664
Net increase in net assets from operations	6,470,531	9,006,493	3,018,344	6,619,280

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,974,203)	(2,180,855)	(906,054)	(2,440,567)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	247,202	365,782	1,090,089	1,717,988
Net asset value of shares issued in reinvestment of distributions to shareholders	1,901,012	2,093,287	868,370	2,350,450
Payments for shares redeemed	(4,817,035)	(11,985,459)	(4,403,668)	(6,728,252)
Net decrease in net assets from capital share transactions	(2,668,821)	(9,526,390)	(2,445,209)	(2,659,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,827,507	(2,700,752)	(332,919)	1,518,899

NET ASSETS
Beginning of period	62,706,560	65,407,312	50,058,977	48,540,078
End of period	$64,534,067	$62,706,560	$49,726,058	$50,058,977

CAPITAL SHARE ACTIVITY
Shares sold	3,196	4,995	40,089	64,603
Shares reinvested	25,653	29,289	32,719	91,019
Shares redeemed	(63,724)	(168,824)	(161,046)	(264,296)
Net decrease in shares outstanding	(34,875)	(134,540)	(88,238)	(108,674)
Shares outstanding, beginning of period	840,593	975,133	1,879,042	1,987,716
Shares outstanding, end of period	805,718	840,593	1,790,804	1,879,042

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, Distributions to Shareholders were from net investment income of $571,972 and net realized gains on investment transactions of $1,608,883 for The Government Street Equity Fund and were from net investment income of $374,355 and net realized gains on investment transactions of $2,066,212 for The Government Street Mid-Cap Fund. As of March 31, 2018, undistributed net investment income was $1,586 for The Government Street Equity Fund and $77,352 for The Government Street Mid-Cap Fund.

See accompanying notes to financial statements.

23

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Alabama Tax Free Bond Fund
	Six Months Ended Sept. 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$142,235	$300,989
Net realized gains (losses) from investment transactions	(7,516)	3,546
Net change in unrealized appreciation (depreciation) on investments	(71,023)	(317,921)
Net increase (decrease) in net assets from operations	63,696	(13,386)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(142,235)	(300,989)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	52,037	24,063
Net asset value of shares issued in reinvestment of distributions to shareholders	132,718	282,902
Payments for shares redeemed	(1,015,374)	(3,424,283)
Net decrease in net assets from capital share transactions	(830,619)	(3,117,318)

TOTAL DECREASE IN NET ASSETS	(909,158)	(3,431,693)

NET ASSETS
Beginning of period	23,251,254	26,682,947
End of period	$22,342,096	$23,251,254

CAPITAL SHARE ACTIVITY
Shares sold	5,110	2,325
Shares reinvested	13,006	27,385
Shares redeemed	(99,615)	(332,528)
Net decrease in shares outstanding	(81,499)	(302,818)
Shares outstanding, beginning of period	2,277,881	2,580,699
Shares outstanding, end of period	2,196,382	2,277,881

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, Distributions to Shareholders were from net investment income of $300,989. As of March 31, 2018, undistributed net investment income was $—.

See accompanying notes to financial statements.

24

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2018		Years Ended March 31,
	(Unaudited)		2018	2017	2016	2015	2014
Net asset value at beginning of period	$74.60		$67.08	$61.72	$65.95	$62.78	$53.61

Income (loss) from investment operations:
Net investment income	0.30		0.66	0.68	0.61	0.67	0.62
Net realized and unrealized gains (losses) on investments and foreign currencies	7.61		9.32	6.76	(2.17)	6.55	9.17
Total from investment operations	7.91		9.98	7.44	(1.56)	7.22	9.79

Less distributions:
Dividends from net investment income	(0.30)		(0.65)	(0.68)	(0.64)	(0.64)	(0.61)
Distributions from net realized gains	(2.11)		(1.81)	(1.40)	(2.03)	(3.41)	(0.01)
Total distributions	(2.41)		(2.46)	(2.08)	(2.67)	(4.05)	(0.62)

Net asset value at end of period	$80.10		$74.60	$67.08	$61.72	$65.95	$62.78

Total return (a)	10.87	%(b)	15.08%	12.32%	(2.46%)	11.87%	18.34%

Net assets at end of period (000’s)	$64,534		$62,707	$65,407	$80,307	$93,778	$94,287

Ratio of total expenses to average net assets	0.89	%(c)	0.88%	0.87%	0.85%	0.84%	0.84%

Ratio of net investment income to average net assets	0.78	%(c)	0.90%	1.03%	0.95%	1.02%	1.06%

Portfolio turnover rate	7	%(b)	13%	20%	17%	26%	36%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized
(c)	Annualized
See accompanying notes to financial statements.

25

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2018		Years Ended March 31,
	(Unaudited)		2018	2017	2016	2015	2014
Net asset value at beginning of period	$26.64		$24.42	$21.95	$22.96	$21.68	$18.26

Income from investment operations:
Net investment income	0.07		0.20	0.16	0.10	0.10	0.09
Net realized and unrealized gains on investments	1.55		3.32	3.36	0.11	2.02	3.46
Total from investment operations	1.62		3.52	3.52	0.21	2.12	3.55

Less distributions:
Dividends from net investment income	(0.02)		(0.20)	(0.14)	(0.10)	(0.07)	(0.11)
Distributions from net realized gains	(0.47)		(1.10)	(0.91)	(1.12)	(0.77)	(0.02)
Total distributions	(0.49)		(1.30)	(1.05)	(1.22)	(0.84)	(0.13)

Net asset value at end of period	$27.77		$26.64	$24.42	$21.95	$22.96	$21.68

Total return (a)	6.15	%(b)	14.67%	16.44%	1.04%	10.14%	19.43%

Net assets at end of period (000’s)	$49,726		$50,059	$48,540	$48,547	$51,898	$54,875

Ratio of total expenses to average net assets	1.08	%(c)	1.06%	1.07%	1.07%	1.05%	1.06%

Ratio of net investment income to average net assets	0.52	%(c)	0.78%	0.66%	0.46%	0.47%	0.43%

Portfolio turnover rate	5	%(b)	12%	14%	20%	16%	10%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized
(c)	Annualized
See accompanying notes to financial statements.

26

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2018		Years Ended March 31,
	(Unaudited)		2018	2017	2016	2015	2014
Net asset value at beginning of period	$10.21		$10.34	$10.49	$10.49	$10.51	$10.63

Income (loss) from investment operations:
Net investment income	0.06		0.12	0.13	0.13	0.14	0.15
Net realized and unrealized gains (losses) on investments	(0.04)		(0.13)	(0.15)	0.00 (a)	(0.02)	(0.12)
Total from investment operations	0.02		(0.01)	(0.02)	0.13	0.12	0.03

Less dividends from net investment income	(0.06)		(0.12)	(0.13)	(0.13)	(0.14)	(0.15)

Net asset value at end of period	$10.17		$10.21	$10.34	$10.49	$10.49	$10.51

Total return (b)	0.24	%(c)	(0.09%)	(0.21%)	1.28%	1.14%	0.28%

Net assets at end of period (000’s)	$22,342		$23,251	$26,683	$28,864	$29,969	$32,630

Ratio of total expenses to average net assets	0.97	%(d)	0.89%	0.86%	0.82%	0.79%	0.76%

Ratio of net expenses to average net assets (e)	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets (e)	1.25	%(d)	1.17%	1.23%	1.27%	1.32%	1.41%

Portfolio turnover rate	12	%(c)	16%	12%	13%	6%	10%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized
(d)	Annualized
(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).
See accompanying notes to financial statements.

27

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited)

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with GAAP.

New Accounting Pronouncement — On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after

28

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

December 15, 2019, including interim periods therein. Early adoption is permitted. Management is evaluating what, if any, impact the adoption of ASU 2018-13 will have on the Funds’ financial statements.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

29

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2018, by security type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$60,636,437	$—	$—	$60,636,437
Exchange-Traded Funds	985,140	—	—	985,140
Money Market Funds	2,991,981	—	—	2,991,981
Total	$64,613,558	$—	$—	$64,613,558

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$44,680,752	$—	$—	$44,680,752
Exchange-Traded Funds	2,372,745	—	—	2,372,745
Money Market Funds	2,723,452	—	—	2,723,452
Total	$49,776,949	$—	$—	$49,776,949

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Revenue and General Obligation Municipal Bonds	$—	$21,232,618	$—	$21,232,618
Money Market Funds	1,410,384	—	—	1,410,384
Total	$1,410,384	$21,232,618	$—	$22,643,002

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of September 30, 2018, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2018. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Foreign currency translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

30

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of investment securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities purchased are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends for The Government Street Equity Fund and The Government Street Mid-Cap Fund have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

31

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended March 31, 2018 and September 30, 2018 was as follows:

	Period Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Capital Gains	Total Distributions
The Government Street Equity Fund	09/30/18	$243,870	$—	$1,730,333	$1,974,203
	03/31/18	$678,883	$—	$1,501,972	$2,180,855
The Government Street Mid-Cap Fund	09/30/18	$30,730	$—	$875,324	$906,054
	03/31/18	$374,355	$—	$2,066,212	$2,440,567
The Alabama Tax Free Bond Fund	09/30/18	$7,194	$135,041	$—	$142,235
	03/31/18	$7,903	$293,086	$—	$300,989

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

32

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2018:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$31,528,889	$24,131,689	$22,942,847
Gross unrealized appreciation	$33,275,234	$25,906,789	$5,433
Gross unrealized depreciation	(190,565)	(261,529)	(305,278)
Net unrealized appreciation (depreciation)	33,084,669	25,645,260	(299,845)
Accumulated ordinary income	7,909	131,587	—
Accumulated tax-exempt income	—	—	1,288
Accumulated capital and other gains (losses)	1,577,196	584,217	(65,459)
Distributions payable	(4,224)	—	(1,288)
Total distributable earnings (deficit)	$34,665,550	$26,361,064	$(365,304)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for The Government Street Mid-Cap Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to adjustments to basis on publicly traded partnerships.

As of March 31, 2018, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $24,704 and a long-term capital loss carryforward for federal income tax purposes of $33,239, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

During the six months ended September 30, 2018, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $834,729 and $1,553,098, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received investment securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed investment securities on the date of redemption exceeds the cost of those investment securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these gains against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

33

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended March 31, 2015 through March 31, 2018) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2018:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Purchases of investment securities	$4,105,920	$2,428,873	$2,660,536
Proceeds from sales and maturities of investment securities	$10,421,715	$6,692,532	$3,953,168

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.60% of its average daily net assets up to $100 million and 0.50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.35% of its average daily net assets up to $100 million and 0.25% of such assets in excess of $100 million.

During the six months ended September 30, 2018, the Adviser voluntarily limited the total annual operating expenses of The Alabama Tax Free Bond Fund to 0.65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $36,583 of its investment advisory fees from The Alabama Tax Free Bond Fund during the six months ended September 30, 2018. This amount is not subject to recapture in future periods.

Certain officers of the Trust are also officers of the Adviser.

34

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2018, The Government Street Equity Fund had 29.3% of the value of its net assets invested in stocks within the Information Technology sector.

35

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

36

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 through September 30, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

37

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value April 1, 2018	Ending Account Value Sept. 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,108.70	0.89%	$4.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,061.50	1.08%	$5.58
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	1.08%	$5.47
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,002.40	0.65%	$3.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, muliplied by 183/365 (to reflect the one-half year period).

38

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov.

39

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The Government Street Funds No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, AL 36602

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

1-866-738-1125

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Board of Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Managers

Thomas W. Leavell,

The Government Street Equity Fund

The Government Street Mid-Cap Fund

Timothy S. Healey,

The Alabama Tax Free Bond Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

SEMI-ANNUAL REPORT

September 30, 2018
(Unaudited)

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

Richmond, Virginia

LETTER TO SHAREHOLDERS	November 14, 2018

The Jamestown Equity Fund

For the six-month period ended September 30, 2018, The Jamestown Equity Fund rose 9.20% compared to 11.41% for the S&P 500 Index. The equity market continued to march forward with little downside volatility in the past six months. Investors have shrugged off geopolitical concerns and discord in Washington as the U.S. economy remained robust, while international economies have slowed modestly. The U.S. GDP grew over 3.5% in the past two quarters.

The S&P 500 companies have responded to global growth, lower corporate tax rates, and a recovery in energy prices to post mid-twenty percent growth in both of the past two quarters. Importantly, revenue growth for S&P 500 companies has been among the most impressive of any two-quarter period since the early days of the economic recovery. The S&P 500 currently trades at 16.8X forecasted earnings for 2018. This valuation is slightly elevated compared to the average of slightly over 15X earnings in the past 10 years and the 30-year average of 16X earnings. The free cash flow yield of the S&P 500 remains slightly above 4%.

We do expect an increase in equity price volatility as investors weigh how late we are in the economic cycle. While both economic and earnings growth continue to impress, the Federal Reserve continues to remove liquidity from the system through higher interest rates and the reduction in bonds held on their balance sheet. Higher interest rates are likely to pressure valuation levels going forward.

The large outperformance of growth stocks compared to value stocks continued during the past six months as the Russell 1000 Growth Index rose 15.45% compared to 6.95% for the Russell 1000 Value Index. The Fund lagged the S&P 500’s return primarily due to the drag from holding some cash in a rising market and stock selection. The Information Technology and Industrials sectors were the most challenging sectors for stock selection as our holdings did not fully keep up with the strong performance generated across those two sectors. Strong stock selection in the Financials and Consumer Discretionary sectors partially offset this impact, as did being underweight in the Utilities, Consumer Staples, and Real Estate sectors.

At the end of September 2018, the greatest sector overweights in the portfolio, relative to benchmark weightings, were in the Consumer Discretionary, Financials, Energy and Industrials sectors. The largest sector underweights in the Fund remain in the Utilities, Health Care, Consumer Staples, and the newly broadened Communications Services sectors.

The Jamestown Tax Exempt Virginia Fund

For the six-month period ended September 30, 2018, The Jamestown Tax Exempt Virginia Fund (the “Fund”) returned 0.22%. By comparison, the Bloomberg Barclays 1-10 Year Municipal Blend Index returned 0.74%. Net investment income from coupon interest was mostly offset by a decline in market value of bonds due to rising interest rates, which are a drag on returns for fixed income funds. At the end of the period, the Fund’s 30-day SEC yield was 2.20%, which is a taxable equivalent yield of 3.72% for investors subject to the maximum 40.8% federal income tax bracket.

1

U.S. economic growth strengthened as real GDP expanded 4.2% in Q2 followed by a solid 3.5% in Q3. Growth was led by the strongest consumer spending in four years, bolstered by tax cuts and robust employment conditions. Higher government spending also added to GDP growth in the period. Inflation has drifted upward, as the Consumer Price Index edged up 2.3% year-over-year as of September, yet inflation expectations remain well anchored. The Federal Reserve increased short-term rates by a quarter percentage point in June and September, lifting the federal funds rate to a range of 2.00% to 2.25%. In addition, the wind-down of quantitative easing continued as the central bank is permitting an increasing amount of portfolio runoff from its balance sheet. Monetary policy is no longer accommodative according to the Fed.

As a consequence of the Fed’s actions and projected further hikes, yields increased across all maturities. The greatest jump was seen in the 2-year maturity, which climbed about 55 basis points during the six-month period. In comparison, the yield on the 30-year Treasury bond rose about 23 basis points, resulting in more flattening of the yield curve. For most of the period, tax-exempt bond yields remained in a narrow range, until climbing in September. During the period, the tax-exempt yield of AAA-rated general obligations with a 1-year maturity increased 35 basis points to 1.89%, while the 10-year maturity rose 16 basis points to 2.58%, according to Municipal Market Data.

The Fund’s duration, yield curve positioning, and sector distributions were little changed during the period. At the end of September, the effective duration was 3.8 years, unchanged from the start of the period. During the six-month period, the performance of shorter maturity bonds in the 1- to 5-year range lagged that of longer maturity bonds. Higher quality bonds underperformed lower quality bonds as investors continued to reach down in credit to earn extra yield, thus compressing quality spreads. The Fund is invested predominantly in bonds in the top two credit rating categories and lacks exposure to the mid and lower rated credits.

This report reflects our views, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. The Funds are distributed by Ultimus Fund Distributors, LLC.

2

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund
and the Standard & Poor’s 500® Index

	Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund(a)	16.81%	10.39%	9.19%
Standard & Poor’s 500® Index	17.91%	13.95%	11.97%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund
and the Bloomberg Barclays 1-10 Year Municipal Blend Index*

	Average Annual Total Returns (for periods ended September 30, 2018)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund(a)	(1.19%)	1.14%	2.36%
Bloomberg Barclays 1-10 Year Municipal Blend Index	(0.19%)	2.15%	3.44%

*

The Bloomberg Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market.

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
Apple, Inc.	4.0%
Amazon.com, Inc.	3.6%
JPMorgan Chase & Company	3.0%
Cisco Systems, Inc.	2.9%
Lowe's Companies, Inc.	2.5%
Microsoft Corporation	2.5%
Discover Financial Services	2.4%
Norfolk Southern Corporation	2.4%
Chevron Corporation	2.4%
Aetna, Inc.	2.4%

Sector Concentration vs. the S&P 500® Index

5

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
September 30, 2018 (Unaudited)

Characteristics (Portfolio)
30-day SEC Yield	2.20%
Tax-Equivalent Yield *	3.72%
Weighted Average Maturity (years)	4.3
Weighted Average Duration (years)	3.8
Average Quality	AA+
Number of Issues	58
* Assumes a maximum 40.8% federal tax rate.

Credit Quality (% of Bonds)

Maturity Breakdown (% of Bonds)

Sector Diversification (% of Bonds)

6

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
COMMON STOCKS — 94.7%	Shares	Value
Consumer Discretionary — 16.7%
Amazon.com, Inc. (a)	700	$1,402,100
Booking Holdings, Inc. (a)	235	466,240
BorgWarner, Inc.	11,500	491,970
Comcast Corporation - Class A	18,300	648,003
Dollar Tree, Inc. (a)	7,000	570,850
Home Depot, Inc. (The)	3,000	621,450
Lowe's Companies, Inc.	8,500	975,970
PulteGroup, Inc.	23,680	586,553
TJX Companies, Inc. (The)	7,000	784,140
		6,547,276
Consumer Staples — 4.0%
J.M. Smucker Company (The)	1,400	143,654
PepsiCo, Inc.	5,800	648,440
Walmart, Inc.	8,300	779,453
		1,571,547
Energy — 8.0%
Chevron Corporation	7,700	941,556
Exxon Mobil Corporation	5,500	467,610
Hess Corporation	13,000	930,540
Total S.A. - ADR	12,700	817,753
		3,157,459
Financials — 14.9%
Ameriprise Financial, Inc.	5,200	767,832
Chubb Ltd.	2,800	374,192
Discover Financial Services	12,500	955,625
Invesco Ltd.	18,500	423,280
JPMorgan Chase & Company	10,500	1,184,820
KeyCorp	37,000	735,930
Morgan Stanley	14,900	693,893
PNC Financial Services Group, Inc. (The)	5,300	721,807
		5,857,379
Health Care — 14.0%
Aetna, Inc.	4,600	933,110
Amgen, Inc.	2,200	456,038
Gilead Sciences, Inc.	7,800	602,238
McKesson Corporation	2,600	344,890
Merck & Company, Inc.	10,000	709,400
Pfizer, Inc.	15,695	691,679
Thermo Fisher Scientific, Inc.	3,500	854,280
UnitedHealth Group, Inc.	3,400	904,536
		5,496,171

7

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.7% (Continued)	Shares	Value
Industrials — 11.4%
Delta Air Lines, Inc.	14,200	$821,186
Eaton Corporation plc	9,500	823,935
Ingersoll-Rand plc	8,330	852,159
Nielsen Holdings plc	9,000	248,940
Norfolk Southern Corporation	5,230	944,015
United Technologies Corporation	5,600	782,936
		4,473,171
Information Technology — 21.8%
Alphabet, Inc. - Class A (a)	550	663,894
Alphabet, Inc. - Class C (a)	600	716,082
Apple, Inc.	7,000	1,580,180
Cisco Systems, Inc.	23,500	1,143,275
eBay, Inc. (a)	17,500	577,850
Intel Corporation	8,840	418,043
International Business Machines Corporation	2,500	378,025
Microsoft Corporation	8,500	972,145
Oracle Corporation	13,100	675,436
QUALCOMM, Inc.	10,000	720,300
TE Connectivity Ltd.	8,000	703,440
		8,548,670
Materials — 2.0%
Eastman Chemical Company	8,100	775,332

Real Estate — 1.9%
American Tower Corporation - Class A	5,300	770,090

Total Common Stocks (Cost $20,228,182)		$37,197,095

EXCHANGE-TRADED FUNDS — 2.1%	Shares	Value
Vanguard Information Technology ETF (Cost $519,453)	4,000	$810,240

8

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.3%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 1.89% (b) (Cost $1,290,684)	1,290,684	$1,290,684

Total Investments at Value — 100.1% (Cost $22,038,319)		$39,298,019

Liabilities in Excess of Other Assets — (0.1%)		(34,089)

Net Assets — 100.0%		$39,263,930

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS September 30, 2018 (Unaudited)
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.0%	Par Value	Value
Albemarle Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2026	$350,000	$409,343
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2024	250,000	272,305
5.00%, due 01/01/2025	460,000	522,017
4.00%, due 01/01/2030	400,000	434,196
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022,
prerefunded 05/15/2019 @ 100	750,000	764,190
5.00%, due 05/15/2026	250,000	290,848
4.00%, due 05/15/2030	100,000	107,090
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030,
prerefunded 07/15/2021 @ 100	250,000	266,708
Fairfax Co., Virginia, Water, Revenue,
5.00%, due 04/01/2027	500,000	547,585
5.00%, due 04/01/2029	400,000	471,768
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 07/01/2026	500,000	568,235
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027,
prerefunded 01/01/2021 @ 100	400,000	426,228
Hampton, Virginia, GO,
5.00%, due 04/01/2025	500,000	547,940
Harrisonburg, Virginia, GO,
5.00%, due 07/15/2022	350,000	385,535
Henrico Co., Virginia, Public Improvements, GO,
5.00%, due 08/01/2027	350,000	417,102
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020,
prerefunded 05/01/2019 @ 100	350,000	356,107
5.00%, due 05/01/2022,
prerefunded 05/01/2019 @ 100	430,000	437,504
James City, Virginia, Water & Sewer, Revenue,
5.00%, due 01/15/2026	250,000	290,483
Louisa, Virginia, Industrial Dev. Authority, Pollution Control, Revenue,
2.15%, due 11/01/2035	200,000	199,254

10

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.0% (Continued)	Par Value	Value
Lynchburg, Virginia, GO,
5.00%, due 08/01/2024	$310,000	$354,507
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	640,825
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	255,735
Newport News, Virginia, GO,
5.00%, due 07/15/2025	350,000	405,237
Norfolk, Virginia, Series A, GO,
5.00%, due 10/01/2026	200,000	234,772
Northern Virginia Transportation Authority, Special Tax, Revenue,
5.00%, due 06/01/2026	400,000	454,756
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	528,820
Rappahannock, Virginia, Regional Jail Authority, Revenue,
5.00%, due 10/01/2024	300,000	341,349
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	449,248
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	321,933
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2023	400,000	446,600
Stafford Co., Virginia, Public Improvement, GO,
5.00%, due 08/01/2026	375,000	435,052
Suffolk, Virginia, Public Improvement, GO,
5.00%, due 02/01/2022	400,000	437,520
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	110,000	113,927
5.00%, due 07/01/2027	350,000	403,301
Virginia Beach, Virginia, Dev. Authority, Series A, Revenue,
5.00%, due 11/01/2020	300,000	318,309
Virginia Beach, Virginia, GO,
5.00%, due 03/01/2023	300,000	335,547
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	255,132
Virginia Beach, Virginia, Public Improvement, Series A, GO,
4.00%, due 04/01/2027	205,000	218,210
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	528,215

11

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.0% (Continued)	Par Value	Value
Virginia College Building Authority, Revenue,
5.00%, due 02/01/2029	$300,000	$344,955
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 03/01/2019	250,000	253,215
4.00%, due 09/01/2026	500,000	530,670
Virginia Commonwealth Transportation Board, Federal Grant Anticipation Notes, Revenue,
5.00%, due 03/15/2025	375,000	431,992
Virginia Commonwealth Transportation Board, Federal Grant Anticipation Notes, Series A, Revenue,
5.00%, due 03/15/2023	500,000	548,570
5.00%, due 03/15/2025	500,000	559,970
Virginia Commonwealth University Health System, Revenue,
5.00%, due 07/01/2031	400,000	460,800
Virginia State Housing Dev. Authority, Revenue,
3.05%, due 07/01/2021	200,000	204,342
Virginia State Public Building Authority, Revenue,
5.00%, due 08/01/2029	400,000	468,412
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	549,985
5.00%, due 07/15/2026	300,000	342,240
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021,
prerefunded 10/01/2019 @ 100	500,000	515,140
Virginia State Resources Authority, Infrastructure, Revenue,
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	465,000	466,223
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	35,000	35,092
5.00%, due 11/01/2024	150,000	166,676
Washington Co., Virginia, Revenue,
4.00%, due 12/01/2025	350,000	381,353
Western Virginia Regional Jail Authority, Revenue,
5.00%, due 12/01/2023	250,000	281,125
Winchester, Virginia, GO,
5.00%, due 09/01/2027	125,000	143,039
4.00%, due 09/01/2029	250,000	271,460

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $22,243,798)		$22,148,692

12

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
WASHINGTON, D.C. REVENUE BONDS — 2.1%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $500,000)	$500,000	$500,000

MONEY MARKET FUNDS — 3.9%	Shares	Value
Federated Government Obligations Fund - Institutional Class, 1.89% (a) (Cost $937,337)	937,337	$937,337

Total Investments at Value — 99.0% (Cost $23,681,135)		$23,586,029

Other Assets in Excess of Liabilities — 1.0%		244,198

Net Assets — 100.0%		$23,830,227

(a)	The rate shown is the 7-day effective yield as of September 30, 2018.
See accompanying notes to financial statements.

13

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2018 (Unaudited)
	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At cost	$22,038,319	$23,681,135
At value (Note 2)	$39,298,019	$23,586,029
Cash	4,415	—
Receivable for capital shares sold	736	—
Dividends and interest receivable	29,076	275,377
Other assets	9,781	9,520
TOTAL ASSETS	39,342,027	23,870,926

LIABILITIES
Distributions payable	5,920	1,816
Payable for capital shares redeemed	40,474	27,712
Accrued investment advisory fees (Note 4)	24,768	1,571
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	1,235	3,900
TOTAL LIABILITIES	78,097	40,699

NET ASSETS	$39,263,930	$23,830,227

Net assets consist of:
Paid-in capital	$21,642,945	$23,944,216
Accumulated earnings (deficit)	17,620,985	(113,989)
Net assets	$39,263,930	$23,830,227

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,719,132	2,451,102

Net asset value, offering price and redemption price per share (Note 2)	$22.84	$9.72

See accompanying notes to financial statements.

14

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Six Months Ended September 30, 2018 (Unaudited)
	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$393,459	$7,587
Foreign withholding taxes on dividends	(2,982)	—
Interest	—	301,109
TOTAL INVESTMENT INCOME	390,477	308,696

EXPENSES
Investment advisory fees (Note 4)	124,314	48,442
Administration fees (Note 4)	30,000	30,000
Professional fees	12,032	12,782
Trustees’ fees and expenses (Note 4)	6,384	6,384
Compliance service fees (Note 4)	4,200	4,200
Printing of shareholder reports	5,132	1,741
Pricing costs	809	5,415
Custodian and bank service fees	3,102	2,613
Account maintenance fees	2,298	3,282
Registration and filing fees	3,232	1,846
Insurance expense	670	457
Other expenses	1,251	3,886
TOTAL EXPENSES	193,424	121,048
Fees voluntarily waived by the Adviser (Note 4)	(6,000)	(37,177)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(6,000)	—
NET EXPENSES	181,424	83,871

NET INVESTMENT INCOME	209,053	224,825

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	435,738	(18,575)
Net change in unrealized appreciation (depreciation) on investments	2,694,971	(147,561)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,130,709	(166,136)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,339,762	$58,689

See accompanying notes to financial statements.

15

THE JAMESTOWN EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$209,053	$331,394
Net realized gains on investment transactions	435,738	2,945,830
Net change in unrealized appreciation (depreciation) on investments	2,694,971	1,471,878
Net increase in net assets from operations	3,339,762	4,749,102

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,007,066)	(2,598,570)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	157,767	511,589
Net asset value of shares issued in reinvestment of distributions to shareholders	1,886,805	2,454,310
Payments for shares redeemed	(1,683,236)	(5,006,101)
Net increase (decrease) in net assets from capital share transactions	361,336	(2,040,202)

TOTAL INCREASE IN NET ASSETS	1,694,032	110,330

NET ASSETS
Beginning of period	37,569,898	37,459,568
End of period	$39,263,930	$37,569,898

CAPITAL SHARE ACTIVITY
Shares sold	7,095	23,196
Shares reinvested	88,877	114,954
Shares redeemed	(77,096)	(231,056)
Net increase (decrease) in shares outstanding	18,876	(92,906)
Shares outstanding, beginning of period	1,700,256	1,793,162
Shares outstanding, end of period	1,719,132	1,700,256

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, Distributions to Shareholders were from net investment income of $322,082 and net realized gains on investment transactions of $2,266,488. As of March 31, 2018, undistributed net investment income was $1,137.

See accompanying notes to financial statements.

16

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended Sept. 30, 2018 (Unaudited)	Year Ended March 31, 2018 (a)
FROM OPERATIONS
Net investment income	$224,825	$436,053
Net realized gains (losses) on investment transactions	(18,575)	8,369
Net change in unrealized appreciation (depreciation) on investments	(147,561)	(418,320)
Net increase in net assets from operations	58,689	26,102

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(225,682)	(440,821)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	185,024	1,274,197
Net asset value of shares issued in reinvestment of distributions to shareholders	211,611	416,116
Payments for shares redeemed	(961,477)	(1,914,264)
Net decrease in net assets from capital share transactions	(564,842)	(223,951)

TOTAL DECREASE IN NET ASSETS	(731,835)	(638,670)

NET ASSETS
Beginning of period	24,562,062	25,200,732
End of period	$23,830,227	$24,562,062

CAPITAL SHARE ACTIVITY
Shares sold	18,889	127,364
Shares reinvested	21,653	41,784
Shares redeemed	(98,231)	(191,198)
Net decrease in shares outstanding	(57,689)	(22,050)
Shares outstanding, beginning of period	2,508,791	2,530,841
Shares outstanding, end of period	2,451,102	2,508,791

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended March 31, 2018, Distributions to Shareholders were from net investment income of $436,053 and net realized gains on investment transactions of $4,768. As of March 31, 2018, undistributed net investment income was $549.

See accompanying notes to financial statements.

17

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2018 (Unaudited)		2018		2017		2016	2015	2014
Net asset value at beginning of period	$22.10		$20.89		$19.57		$21.91	$22.47	$19.60

Income (loss) from investment operations:
Net investment income	0.12		0.19		0.19		0.16	0.16	0.15
Net realized and unrealized gains (losses) on investments	1.81		2.51		2.12		(1.18)	1.96	4.30
Total from investment operations	1.93		2.70		2.31		(1.02)	2.12	4.45

Less distributions:
Dividends from net investment income	(0.12)		(0.19)		(0.20)		(0.16)	(0.16)	(0.15)
Distributions from net realized gains	(1.07)		(1.30)		(0.79)		(1.16)	(2.52)	(1.43)
Total distributions	(1.19)		(1.49)		(0.99)		(1.32)	(2.68)	(1.58)

Net asset value at end of period	$22.84		$22.10		$20.89		$19.57	$21.91	$22.47

Total return (a)	9.20	%(b)	13.35%		12.14%		(4.96%)	10.14%	23.55%

Net assets at end of period (000’s)	$39,264		$37,570		$37,460		$37,682	$29,596	$30,746

Ratio of total expenses to average net assets	1.01	%(c)	1.03%		1.03%		1.03%	1.09%	1.07%

Ratio of net expenses to average net assets (d)	0.95	%(c)(e)	0.95	%(e)	0.95	%(e)	1.00%	1.05%	1.03%

Ratio of net investment income to average net assets (d)	1.09	%(c)(e)	0.87	%(e)	0.96	%(e)	0.82%	0.71%	0.72%

Portfolio turnover rate	3	%(b)	18%		27%		50%	29%	21%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).
(e)	Ratio was determined after voluntary advisory fee waivers by the Adviser (Note 4).
See accompanying notes to financial statements.

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30,		Years Ended March 31,
	2018 (Unaudited)		2018		2017	2016	2015	2014
Net asset value at beginning of period	$9.79		$9.96		$10.21	$10.18	$10.16	$10.47

Income (loss) from investment operations:
Net investment income	0.09		0.17		0.18	0.21	0.24	0.26
Net realized and unrealized gains (losses) on investments	(0.07)		(0.17)		(0.25)	0.03	0.02	(0.30)
Total from investment operations	0.02		0.00	(a)	(0.07)	0.24	0.26	(0.04)

Less distributions:
Dividends from net investment income	(0.09)		(0.17)		(0.18)	(0.21)	(0.24)	(0.26)
Distributions from net realized gains		—	(0.00	)(a)	—	—	—	(0.01)
Total distributions	(0.09)		(0.17)		(0.18)	(0.21)	(0.24)	(0.27)

Net asset value at end of period	$9.72		$9.79		$9.96	$10.21	$10.18	$10.16

Total return (b)	0.22	%(c)	0.04%		(0.66%)	2.40%	2.61%	(0.37%)

Net assets at end of period (000’s)	$23,830		$24,562		$25,201	$25,647	$26,695	$26,284

Ratio of total expenses to average net assets	1.00	%(d)	0.97%		0.94%	0.90%	0.88%	0.88%

Ratio of net expenses to average net assets (e)	0.69	%(d)	0.69%		0.69%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (e)	1.86	%(d)	1.74%		1.82%	2.08%	2.38%	2.59%

Portfolio turnover rate	5	%(c)	8%		13%	11%	16%	1%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or realized capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).
See accompanying notes to financial statements.

19

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2018 (Unaudited)

1. Organization

The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Jamestown Equity Fund is a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with GAAP.

New Accounting Pronouncement — On August 28, 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted. Management is evaluating what, if any, impact the adoption of ASU 2018-13 will have on the Funds’ financial statements.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds, are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted

20

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including municipal bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

21

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2018, by security type:

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$37,197,095	$—	$—	$37,197,095
Exchange-Traded Funds	810,240	—	—	810,240
Money Market Funds	1,290,684	—	—	1,290,684
Total	$39,298,019	$—	$—	$39,298,019

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Revenue and General Obligation Municipal Bonds	$—	$22,648,692	$—	$22,648,692
Money Market Funds	937,337	—	—	937,337
Total	$937,337	$22,648,692	$—	$23,586,029

Refer to The Jamestown Equity Fund’s Schedule of Investments for a listing of the common stocks by sector type. As of September 30, 2018, the Funds did not have any transfers into or out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2018. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends received by The Jamestown Equity Fund, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term capital gains. Dividends and distributions are recorded on the ex-dividend date.

22

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2018 and March 31, 2018 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Equity Fund	9/30/2018	$221,692	$1,785,374	$—	$2,007,066
	3/31/2018	$402,813	$2,195,757	$—	$2,598,570
The Jamestown Tax Exempt Virginia Fund	9/30/2018	$4,976	$—	$220,706	$225,682
	3/31/2018	$13,114	$4,744	$422,963	$440,821

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

23

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of accumulated earnings (deficit) at September 30, 2018 was as follows:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Tax cost of portfolio investments	$22,112,871	$23,681,135
Gross unrealized appreciation	$17,786,975	$112,001
Gross unrealized depreciation	(601,827)	(207,107)
Net unrealized appreciation (depreciation)	17,185,148	(95,106)
Accumulated ordinary income	6,124	—
Accumulated tax exempt income	—	1,508
Accumulated capital and other gains (losses)	435,633	(18,575)
Distributions payable	(5,920)	(1,816)
Accumulated earnings (deficit)	$17,620,985	$(113,989)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (tax years ended March 31, 2015 through March 31, 2018) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2018:

	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$1,216,580	$1,233,191
Proceeds from sales and maturities of investment securities	$2,864,409	$1,829,408

24

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.65% of its average daily net assets up to $500 million and 0.55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.40% of its average daily net assets up to $250 million, 0.35% of the next $250 million of such assets and 0.30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the six months ended September 30, 2018, the Adviser voluntarily limited the total annual operating expenses of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund to 0.95% and 0.69%, respectively, of each Fund’s average daily net assets; accordingly, the Adviser voluntarily waived $6,000 and $37,177 of its investment advisory fees during the six months ended September 30, 2018 for The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, respectively. These amounts are not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Equity Fund, a portion of the Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $6,000 for The Jamestown Equity Fund for the six months ended September 30, 2018.

25

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth of Virginia or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except as reflected in the following paragraph:

At a meeting of the Board of Trustees held on November 27, 2018, the Trustees, in consultation with the Funds’ investment adviser, determined that it was in the best interest of The Jamestown Tax Exempt Virginia Fund and its shareholders to discontinue the Fund’s operations and to liquidate and close the Fund. All outstanding shares of the Fund will be redeemed on or before January 11, 2019.

26

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 through September 30, 2018).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

27

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,092.00	0.95%	$4.98
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,002.20	0.69%	$3.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.61	0.69%	$3.50

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 183/365 (to reflect the one-half year period).

28

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov.

29

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser

Lowe, Brockenbrough & Company, Inc.

1802 Bayberry Court

Suite 400

Richmond, Virginia 23226

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Board of Trustees

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Robert S. Harris, Ph.D.

Harris V. Morrissette

Elizabeth W. Robertson

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Governance, Nominating, Compensation and QLCC Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ David James
David James, Secretary

Date	December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	December 4, 2018

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	December 4, 2018

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	December 4, 2018

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	December 4, 2018

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	December 4, 2018

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	December 4, 2018

*	Print the name and title of each signing officer under his or her signature.